                                                                   EXHIBIT 10.42

                                               LEASE


                                    LANDLORD:  Watson Land Company,
                                               a California corporation

                                    TENANT:    Suburban Ostomy Supply Company
                                               Inc., a Massachusetts corporation

                                    DATED:     August 18, 1994









THE SUBMISSION OF THIS DOCUMENT FOR EXAMINATION AND NEGOTIATION DOES NOT CONSTITUTE AN OFFER TO LEASE, OR A RESERVATION OF, OR OPTION FOR, THE PREMISES; THIS DOCUMENT BECOMES EFFECTIVE AND BINDING ONLY UPON EXECUTION AND DELIVERY HEREOF BY LANDLORD. NO ACT OR OMISSION OF ANY EMPLOYEE OR AGENT OF LANDLORD OR OF LANDLORD'S BROKER SHALL ALTER, CHANGE OR MODIFY ANY OF THE PROVISIONS HEREOF.

                         [Single Tenant/W 5 Base Form]

Article                INDEX                            Page
- -------                -----                            ----
ARTICLE       I - Basic Lease Provisions                  1
ARTICLE       II - Condition of Premises                  2
ARTICLE       III - Term of Lease                         2
ARTICLE       IV - Rent                                   3
ARTICLE       V - Taxes and Assessments                   3
ARTICLE       VI - Utility Charges                        5
ARTICLE       VII - Hold Harmless                         5
ARTICLE       VIII - Insurance                            6
ARTICLE       IX - Repairs and Maintenance                7
ARTICLE       X - Inspection of Premises by Landlord     12
ARTICLE       XI - Mechanics' Liens                      13
ARTICLE       XII - Damage or Destruction of Premises    14
ARTICLE       XIII - Condemnation                        14
ARTICLE       XIV - Use Of Premises - Assignments        15
ARTICLE       XV - Event of Default                      19
ARTICLE       XVI - Surrender of Premises                21
ARTICLE       XVII - Delays - Extensions of Time         22
ARTICLE       XVIII - Attorneys' Fees                    22
ARTICLE       XIX - Statement of Lease                   23
ARTICLE       XX - Rights Reserved by Landlord           24
ARTICLE       XXI - Covenant of Quiet Enjoyment          25
ARTICLE       XXII - Recordation                         25
ARTICLE       XXIII - Subordination                      25
ARTICLE       XXIV - Security Deposit                    26
ARTICLE       XXV - Holding Over                         27
ARTICLE       XXVI - General                             27

     26.1     Remedies Cumulative                        27
     26.2     Successors and Assigns                     27
     26.3     Payments and Interest                      27
     26.4     Late Charge                                27
     26.5     Late Payments and Impounds                 28
     26.6     Notices                                    29
     26.7     Captions                                   29
     26.8     Pronouns and Singular/Plural               29
     26.9     Time of Essence                            29
     26.10    Reasonable Consent                         29
     26.11    Fair Meaning                               29
     26-12    Entire Agreement                           29
     26.13    No Accord and Satisfaction                 29
     26.14    Choice of Law                              29


     26.15    Non-Discrimination                         29
     26.16    Counterparts                               29
     26.17    Corporate Resolution                       29
     26-18    Reimbursements to Landlord                 29
     26-19    No Guard Service                           30
     26-20    Brokers                                    30
     26.21    Brokerage Commission                       30
     26.22    Parking                                    31
     26.23    Lease Reviewed                             31
     26.24    Financial Statements                       31
     26.25    Least Interest Rate                        31
     26.26    Limitation of Liability                    31

EXHIBITS
- --------

Exhibit A - Legal Description
Exhibit B - Form of Lease Addendum
Exhibit C - Hazardous Material Certificate
Exhibit D - Form of Estoppel Certificate
Exhibit E - Initial Improvement Work
Exhibit F - Insurance Summary

LEASE RIDER
- -----------

Lease Rider Number I

                         SINGLE TENANT INDUSTRIAL LEASE

     THIS SINGLE TENANT INDUSTRIAL LEASE ("Lease") is made and entered into as of August 18. 1994, by and between Watson Land Company, a California corporation ("Landlord") and Suburban Ostomy Supply Company, Inc., a Massachusetts corporation ("Tenant").

     Landlord and Tenant mutually covenant and agree that Landlord, in consideration of the rent payable by Tenant and the covenants and agreements to be kept, observed and performed by Tenant, hereby rents and leases to Tenant, and Tenant hereby takes and hires from Landlord, the "Premises" (as defined herein), pursuant to the provisions of this Lease, subject to (i) all applicable zoning, municipal, county, state and federal laws; and (ii) covenants, conditions, restrictions, reservations, casements, rights and rights-of-way of record.


                                   ARTICLE I
                                   ---------
                             Basic Lease Provisions
                             ----------------------

     1.1  Description or Premises.  The Premises, as referred to herein, shall
          -----------------------
consist of the parcel of land located in the County of San Bernadino, State of California, as more particularly described in the attached Exhibit A (the "Land"); the multi-purpose office, warehouse and industrial building located on the Land (the "Building") together with the appurtenant improvements located on the Land; and any other improvements or additions made by either Landlord or Tenant which become a part of the Premises in accordance with the provisions of this Lease. Tenant acknowledges its understanding and awareness that the Premises are located in a multi-phase business center owned by Landlord and that subsequent phases of the business center may be constructed by Landlord from time to time. Tenant further acknowledges that as the business center is further developed, other owners, tenants or occupants of the business center may be afforded access rights across, over or through portions of the Land in accordance with covenants, conditions and restrictions which may now or hereafter affect the Land. Tenant hereby consents to and agrees to comply with and be bound by any such covenants. conditions and restrictions currently recorded against the Land, and Tenant further agrees that it will consent to any reasonable amendment to such covenants, conditions and restrictions as may be requested by Landlord from time to time in order to facilitate the development or the 1-15 Business Center.

     1.2  Street Address or Premises: 8513 Rochester Avenue, Rancho Cucamonga,
          --------------------------
California.

     1.3  Approximate Building Square Footage: 22,928 square feet.
          -----------------------------------

     1.4  Lease Term: Six (6) years beginning on October 1, 1994 or such other
          ----------
date as is determined pursuant to the provisions of this Lease (the "Commencement Date") and ending on September 30, 2000 (the "Termination Date").

     1.5  Extension Option: One (1) single period of five (5) years.  See
          ----------------
paragraphs 1 and 2 of the attached Lease Rider.

     1.6  Initial Minimum Rent: Six Thousand Four Hundred Twenty Dollars
          --------------------
($6,420.00).

     1.7  Periodic Rent Adjustments: See Paragraph 3 of the attached Lease
          -------------------------
Rider.

     1.8  Annual Tax Base Amount: Eight Thousand Two Hundred Forty-One Dollars
          ----------------------
($8,241.00).

     1.9  Annual Insurance Base Amount: Two Thousand Four Hundred Thirty-One
          ----------------------------
Dollars ($2,431.00).

     1.10 Initial Security Deposit: Six Thousand Four Hundred Twenty Dollars
          ------------------------
($6,420.00).

     1.11 Brokers: CB Commercial (Chris Atkinson).
          -------

     1.12 Initial Improvement Work: See Paragraph 4 of the attached Lease Rider.
          ------------------------

     1.13 Exhibits and Riders: The following Exhibits and Riders are attached
          -------------------
to this Lease and made a part hereof.

     1.14 Annual CAM Expense Base Amount: Four Thousand Three Hundred Ninety-Two
          ------------------------------
Dollars ($4,392 00).

          Exhibit   A - Legal Description
          Exhibit   B - Form of Lease Addendum
          Exhibit   C - Hazardous Material Certificate
          Exhibit   D - Form of Estoppel Certificate
          Exhibit   E - Initial Improvement Work
          Exhibit   F - Insurance Summary
          Lease Rider Number I



     1.14 Mailing Addresses:
          -----------------

          Landlord: Watson Land Company
                    22010 Wilmington Avenue, Suite 400

                    Carson, California 90745

          Tenant:   Suburban Ostomy Supply Company, Inc.
                    ______________________________
                    ______________________________


                                   ARTICLE II
                                   ----------
                             Condition of Premises
                             ---------------------

     2.1 Tenant acknowledges that prior to the execution of this Lease, Tenant has been furnished full access to, and has inspected the Premises. Tenant accepts the Premises in its present condition, state of repair and operating order and in present "AS IS" condition. Tenant further acknowledges that neither Landlord nor any real estate agent or broker representing Landlord or Tenant has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business. Tenant specifically acknowledges that Landlord makes no representation or warranty with respect to any laws, codes, ordinances, rules or regulations affecting the Premises including, without limitation, laws, codes ordinances, rules or regulations relating to fire or life safety, or access by disabled persons (collectively "Codes") affecting the Premises or Tenant's proposed use of the Premises, and Tenant shall be responsible for determining the suitability and conformity of the Premises with respect to such Codes, and Tenant shall be responsible for making any necessary modifications to the Premises in order to comply with such Codes.

                                  ARTICLE III
                                  -----------
                                 Term of Lease
                                 -------------

     3.1 The term of this Lease (the "Lease Term") shall be the period set forth in Item 1.4 of the Basic Lease Provisions. Subject to the terms and conditions of this Lease, the Lease Term shall commence on the Commencement Date and shall terminate on the Termination Date, which dates are specified in Item
1.4 of the Basic Lease Provisions. Tenant shall be permitted to use and occupy the warehouse area of the Premises prior to the Commencement Date (the "Early Occupancy Period") for the purpose of storing goods and materials and installing Tenant's trade mixtures and equipment (the "Limited Occupancy"), at such time as Landlord reasonably consents to such Limited Occupancy, so long as such Limited Occupancy does not interfere with or delay completion of the Initial Improvement Work. Tenant agrees to coordinate its use of the Premises during the Limited Occupancy Period with Landlord so as to avoid any interference or delay in the completion of the Initial Improvement Work. Except for Tenant's obligation to pay Minimum Rent, real estate taxes and insurance premiums (which shall be waived during the Limited Occupancy Period), any use or occupancy of the Premises by Tenant during the Early Occupancy Period pursuant to this Paragraph
3.1 shall be subject to and in accordance with all terms and conditions of this Lease, and all other terms and conditions of this Lease shall be in full force and effect.

     3.2 If Landlord is unable to deliver possession of the Premises to Tenant by the Commencement Date specified in Item 1.4 of the Basic Lease Provisions, for any reason (other than a delay which is attributable to any act or omission of Tenant, in which event the Lease Term shall be deemed to have commenced on the date specified in Item 1.4 of the Basic Lease Provisions), the Lease Term shall not commence until possession of the Premises is delivered to Tenant. For the purposes of this Paragraph 3.2, delivery of possession of the Premises to Tenant shall be deemed to occur on the date on which this date is fully executed and delivered by Landlord and Tenant and Landlord has provided keys to the Premises to Tenant. If Landlord so desires, Landlord and Tenant shall execute a Lease Addendum in the form attached to this Lease as Exhibit B, confirming the actual Commencement Date and Termination Date. Landlord shall not be liable for any damage caused by any delay in delivery of the Premises to Tenant, and this Lease shall not be void or voidable as a result of any such delay. Tenant shall not be liable for rent until the commencement of the Lease Term. If the Lease Term commences on a day other than the First day of a calendar month, the Lease Term shall end on the last day of the calendar month in which said Lease Term would otherwise end. If Landlord does not deliver possession of the Premises to Tenant within ninety (90) days of the date specified in Item 1.4 of the Basic Lease Provisions, Tenant may terminate this Lease by giving written notice to Landlord at any time after lapse of said ninety (90) day period, provided Landlord has not delivered possession of the Premises to Tenant before Tenant gives such notice to Landlord.

                                   ARTICLE IV
                                   ----------
                                      Rent
                                      ----

     4.1 Tenant agrees to pay to Landlord at the office of Landlord or at such other place as may be designated by, Landlord from time to time, without any prior demand therefor and without any deduction or setoff whatsoever, as minimum monthly rent ("Minimum Rent"), the sum specified as the Initial Minimum Rent in
Item 1.6 of the Basic Lease Provisions. Minimum Rent shall be payable in advance on the first day of each calendar month of the Lease Term. If the Lease Term shall commence upon a day other than the first day of a calendar month, then Tenant shall pay, upon the Commencement Date, a pro rata portion of the Minimum Rent for the first fractional calendar month. Minimum Rent payable by Tenant under this Lease is subject to adjustment in accordance with the provisions of
Item 1.7 or the Basic Lease Provisions. In addition to the Minimum Rent, Tenant shall pay to Landlord, as additional rent, the amount by which all "CAM Expenses" (as defined herein) for each calendar year of the Lease Term exceed the Annual CAM Base Amount specified in Item 1.14 of the Basic Lease Provisions. As used herein, "CAM Expenses" shall consist of the costs of the following items: common area sweeping, common area lighting, common area landscaping and Premises landscaping. In the partial calendar year in which the Lease Term commences, and in the partial calendar year in which the Lease Term expires, CAM Expenses and the Annual CAM Base Amount shall be prorated on a daily basis (using a 365-day year), and Tenant's payment obligations shall be computed accordingly. Unless specifically designated otherwise in this Lease, all fees, charges, costs, expenses or other payments to be paid by Tenant to Landlord pursuant to this Lease shall be deemed to be additional rent.

                                   ARTICLE V
                                   ---------
                             Taxes and Assessments
                             ---------------------

     5.1 Tenant covenants and agrees to pay to Landlord, as additional rent hereunder, the amount by which all real estate taxes and assessments, and installments thereof which may be taxed, charged, levied, assessed or imposed during any fiscal tax year occurring during the LeasteTerm (and any extensions or renewals thereto upon all or any portion of or in relation to the Premises and the improvements at any time erected thereon and the appurtenances thereof, exceed the Annual Tax Base Amount specified in Item 1.8 of the Basic Lease Provisions. In the partial fiscal tax year in which the Lease Term shall commence, and in the partial fiscal tax Year in which the Lease Term shall terminate, such taxes and assessments and the Annual Tax Base Amount shall be prorated on a daily basis (using a 365-day year), and Tenant's payment obligations shall be computed accordingly. If any assessments or taxes are levied or assessed against the Premises which are payable or may be paid in monthly or more frequent installments, Tenant shall be required to pay only such installments as shall become due and payable during the Lease Term; provided however, if an assessment or tax is imposed upon the Premises because of the acts or upon the request of Tenant, then Tenant shall pay the total amount thereof in equal annual installments during the Lease Term, on a date established by Landlord.

     5.2 Tenant shall pay the amount of any taxes and assessments which it is obligated to pay hereunder directly to Landlord within seven (7) days after receipt of Landlord's invoice therefor, but in no event later than ten (10) days before the delinquency date for payment of such taxes and assessments. Landlord agrees, in turn, to promptly pay such taxes and assessments to the appropriate taxing authority. If any lender whose loan is secured in whole or in part by a lien upon the Premises ("Landlord's Lender") requires Landlord to impound real estate taxes and/or assessments on a periodic basis, then Tenant agrees, upon receipt of written notice from Landlord, to pay to Landlord on a periodic basis the sum required to satisfy the tax impound requirement of Landlord's Lender. Landlord shall impound the tax payments received from Tenant in accordance with the requirements of Landlord's Lender. If the Premises is not separately assessed, the real estate taxes payable by Tenant under this Lease shall be calculated based on an equitable proportion of the real estate taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, made in good faith, shall be conclusive.

     5.3 Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal properly of Tenant contained in the Premises or elsewhere. Whenever possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

     5.4 As used herein, the term "real estate taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, rental excise tax, improvement bond or bonds, levy or tax (other than income taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or the federal government, or any school, agricultural. sanitary, fire, street, drainage, water or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Premises. The term "real estate taxes' shall also include any tax, fee, levy, assessment or charge
(i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax"; or
(ii) the nature of which was hereinbefore included within the definition of "real property tax"; or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978; or (iv) which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the Premises or which is added to a tax or charge previously included within the definition of real property tax by reason of such transfer; or (v) which is imposed by reasons of this transaction, any modifications or changes hereto, or any transfers hereof.

                                   ARTICLE VI
                                   ----------
                                Utility Charges
                                ---------------

     6.1 Tenant shall contract for, in Tenant's name, and shall pay or cause to be paid, all charges for gas, electricity, light, heat, air-conditioning, power, telephone, sewer, trash collection and waste removal and/or disposal, security or guard service, alarm systems, or other service, and any taxes, levies or excises thereon, used, rendered or supplied to Tenant in connection with the Premises. and for all connection and closing charges, and any tax or excise thereon; and for any governmental service or service subject to governmental regulation, however described, furnished to the Premises during the Lease Term and during any other period in which Tenant uses or occupies the Premises. Landlord and Tenant (or Landlord only, in Landlord's name, if Landlord so elects) shall contract for water service for the Premises, but Tenant shall be solely responsible for any fees, charges or costs of any nature imposed or incurred in connection with such water service. Landlord may elect to have bills for such water service delivered directly to Tenant, or Landlord may have such bills delivered to Landlord and separately invoice Tenant for the actual cost of such water service, Tenant shall pay any such bill or invoice within ten
(10) days following Tenant's receipt thereof. Landlord shall not be liable to Tenant for any loss, injury, damage, disruption of business or any other harm resulting from any interruption of utility services to the Premises, unless such interruption results solely from the gross negligence or willful misconduct of Landlord.

                                  ARTICLE VII
                                  -----------
                                 Hold Harmless
                                 -------------

     7.1 Tenant covenants and agrees that Landlord shall not at any time or to any extent whatsoever be liable, responsible, or in any way be accountable for any loss, injury, death or damage to persons or property (collectively, "Losses") which at any time may be suffered or sustained by Tenant or by any person whomsoever who may at any time be using, occupying or visiting the Premises, or be in, on, or about the same, whether such Losses shall be caused by or in any way result from or arise out of any act, omission or negligence of Tenant or of any occupant, subtenant, visitor or user of any portion of the Premises, or from fire, steam, electricity, water, rain, act of God, or from breakage or leakage or any defect in any pipes, sprinklers, or plumbing, electrical or heating and air conditioning systems or fixtures, or from any other cause, except to the extent any such Losses result directly from Landlord's breach of an obligation owed to Tenant under the terms of this Lease, or from the negligence or willful misconduct of Landlord. Tenant hereby releases Landlord and agrees to indemnify, defend, hold and save Landlord free and harmless of, from, and against any and all Losses which are caused by, in whole or in part, or which arise out of, any use or occupancy of the Premises by Tenant or any of Tenant's agents, employees, invitees or contractors, including attorneys' fees and costs on account of any such Losses, except to the extent any Losses result directly from the active negligence or willful misconduct of Landlord. Landlord hereby agrees to indemnify, defend, hold and save Tenant free and harmless of, from and against any and all Losses, including attorneys' fees and costs on account of any such Losses, to the extent such Losses result directly from Landlord's breach of an obligation owed to Tenant under the terms of this Lease, or from the negligence or willful misconduct of Landlord or Landlord's agents or employees on the Premises.

                                  ARTICLE VIII
                                  ------------
                                   Insurance
                                   ---------

     8.1 Landlord shall, throughout the Lease Tenn. keep all buildings and improvements which may from time to time be upon or a part of the Premises (but not Tenant's personal property, fixtures or equipment) insured against all risks (as the term "all risk" is used in the insurance industry), and against earthquake and flood risks, in such form and with such policy limits as Landlord may determine from time to time, so as to provide adequate protection of Landlord's ownership interests in the Premises at a reasonable cost. Notwithstanding the foregoing, Landlord shall not be required to maintain any insurance which becomes unavailable, or which is not commercially reasonable for landlords to carry, in the Southern California insurance marketplace. In the event of any insured loss, Tenant shall be liable to Landlord for any deductible amount claimed by the insurance carrier. However,

Tenant shall not be required to pay any insurance deductible in excess of Fifty Thousand Dollars ($50,000) (the "Deductible Cap Amount"). Tenant shall not be responsible for paying any coinsurance amount applicable under any insurance policies carried by Landlord pursuant to the terms of this Lease, and, notwithstanding any provision of this Lease to the contrary, Tenant shall not be required to pay for any casualty damage or losses which are not covered by insurance as a result of Landlord's failure, for any reason, to obtain and maintain in effect insurance for the Premises. Tenant covenants and agrees to pay to Landlord, as additional rent hereunder, the amount by which the annual premiums and related fees for the insurance specified in this Paragraph 8.1 exceed the Annual Insurance Base Amount specified in Item 1.9 of the Basic Lease Provisions. Such amount shall be paid by Tenant to Landlord within seven (7) days after receipt by Tenant of Landlord's statement of the cost thereof. In the insurance policy year in which the Lease Term shall commence and in the insurance policy year in which it shall terminate, such insurance premiums and the Annual Insurance Base Amount shall be prorated on a daily basis (using a 365-day year), and Tenant's payment obligations shall be computed accordingly. If Landlord's Lender requires the impounding of insurance premiums on a periodic basis, Tenant shall pay the cost thereof to Landlord on a periodic basis as required by Landlord's Lender. Such insurance shall have attached thereto such form of lender's loss payable endorsement as Landlord's Lender may require. Notwithstanding the foregoing, Tenant shall not be responsible for paying any excess insurance premiums during the first Policy Year occurring during the Lease Term. The current Policy Year for the insurance to be carried by Landlord pursuant to this Paragraph 8.1 runs from July 22, 1994 through July 21, 1995. Furthermore, beginning with the second Policy Year occurring during the Least Term, and for each Policy Year thereafter, the Tenant shall only be responsible during each such Policy Year for so much of said premiums as shall represent a ten percent (10%) cumulative annual increase over the Annual Base Insurance Amount of $2,431 (the "Recalculated Base Insurance Amount") plus fifty percent (50%) of the amount by which said premiums exceed such Recalculated Base Insurance Amount.

     8.2 Landlord and Tenant agree that if the building and improvements at any time forming a part of the Premises shall be damaged or destroyed by risks insured against under Paragraph 8.1, or if any of Tenant's machinery, fixtures, furniture, merchandise or other property, real or personal, are damaged or destroyed from any cause covered by a property policy obtained by Tenant, then and to the extent allowable and without invalidating such insurance, and whether or not such damage or destruction was caused by the negligence of the other party, neither party shall have any liability to the other nor to any insurer of the other for or in respect of such damage or destruction. If obtainable, each party shall require all policies of fire or other insurance carried by such party during the Lease Term upon the Premises or contents therein to include a provision whereby the insurer designated therein shall waive its right of subrogation against the other party.

     8.3 During the entire Lease Term, Tenant, at Tenant's sole cost and expense, shall procure and maintain in full force and effect personal injury and property damage liability insurance with a combined single limit of not less than Five Million Dollars ($5,000,000).

Such insurance may be evidenced by a Primary Policy or a combination of a Primary Policy and an Umbrella Excess Policy. Tenant's liability insurance shall be primary and any liability insurance maintained by Landlord shall not be contributory. Landlord shall be named as an additional insured in such policies, and a policy endorsement so naming Landlord shall be furnished to Landlord. All such insurance shall insure the performance by Tenant of the indemnity provisions of Article VII of this Lease. The limits of said policies shall not limit the liability of Tenant under this Lease. In the event that either party hereto shall at any time deem the limits of such liability insurance then carried to be insufficient, the parties shall endeavor to agree upon the proper and reasonable limits for such insurance then to be carried. If the panics shall be unable to agree thereon, the proper and reasonable limits for such insurance then to be carried shall be determined by an impartial third person knowledgeable of insurance risk matters selected by the parties, or should they be unable to agree upon a selection by an impartial third person such third person shall be chosen by the Presiding Judge of the Superior Court of Los Angeles County upon application by either party made after rive (5) days written notice to the other party of the time and place of application. The decision of such impartial third person as to such limits then to be carried shall be binding upon the parties. Such insurance shall be carried with the limits as agreed upon or determined pursuant to this Paragraph until such limits shall again be changed pursuant to the provisions of this Paragraph. The expenses of such determination shall be borne equally between Landlord and Tenant.

     8.4 All of the insurance provided by Tenant under this Article VIII and all renewals thereof shall be issued by such good, responsible and standard companies rated at least A:Class XII in the current edition of Best's Insurance Guide, and authorized to do business in California. The policy or policies of insurance provided for in Paragraph 8.1 hereof shall be payable to Landlord, or jointly to Landlord and Landlord's Lender, and Tenant agrees to endorse any check to the order of Landlord which might be made payable jointly to Landlord and Tenant by the insurance company. Tenant agrees to immediately comply with any request of the insurance carrier providing insurance described in Paragraph
8.1 if the failure to comply therewith will cause cancellation of such insurance. All policies provided by Tenant shall expressly provide that the policy shall not be cancelled or altered without thirty (30) days' prior written notice to Landlord. Neither Landlord nor Tenant shall do or permit to be done anything which will invalidate the insurance policies provided for in this
Article VIII. Upon the issuance or renewal of the liability insurance policy described in this Article VIII, or upon commencement of the Lease Term if such policy is then in force or effect, Tenant shall have its insurance carrier furnish Landlord with a Certificate of said insurance. If requested in writing by Landlord, Tenant shall reproduce and forward to Landlord a true copy of any insurance policy described in this Lease and obtained by Tenant. Tenant shall obtain such fire insurance and other insurance on Tenant's machinery, fixtures, furniture and other property, real or personal, as Tenant deems appropriate, and with which Landlord shall not otherwise be concerned.

                                   ARTICLE IX
                                   ----------
                            Repairs and Maintenance
                            -----------------------

          9.1 Landlord shall maintain and repair the foundation, exterior walls, exterior paint, exterior concrete pads, asphalt paving, concrete paving and roof of the Premises at its own cost and expense, provided. however, that if any maintenance or repair work for the foundation, exterior walls, exterior paint, exterior concrete pads, asphalt paving, concrete paving or roof of the Premises is required as a result of any negligence or willful misconduct of Tenant or any of Tenant's agents, employees, shippers, customers, invitees or contractors, such work shall be at Tenant's sole cost and expense. Tenant shall keep all other portions and components of the Premises, and including all plumbing, HVAC systems, electrical and lighting systems, ceilings, plate glass, in good order, condition and repair during the Lease Term and the Extended Term. Tenant shall also maintain any of Tenant's property visible from outside the building in the same condition, with the surfaces thereof painted at such intervals and such colors as Landlord shall approve. Except as provided above, Tenant shall promptly replace any portion of the Premises or system or equipment in the Premises which cannot be fully repaired, regardless of whether the benefit of such replacement extends beyond the Lease Term or any Extended Term. Tenant shall maintain the Premises in an orderly, first-class and fully operative condition. Landlord shall maintain the exterior landscaping for the Premises and the exterior landscaping for the Watson I-15 Business Center in accordance with Landlord's then-prevailing landscape maintenance standards. Except for Landlord's obligations for maintenance and repair of the foundations, exterior walls, exterior paint, exterior concrete pads, asphalt paving, concrete paving and roof of the Premises, Landlord shall have no obligation to repair or maintain the improvements or any areas adjacent thereto. Tenant waives the provisions of any law permitting Tenant to make repairs at Landlord's expense.

          9.2 All of Tenant's obligations to maintain and repair shall be accomplished at Tenant's sole expense. If Tenant fails to maintain and repair the Premises, Landlord may, at its election, notify Tenant of Tenant's obligation to undertake such repair and maintenance work. If Tenant fails to commence such work within forty-eight (48) hours of receipt of such notice Landlord may enter the Premises and perform any such work on behalf of Tenant. Notwithstanding the foregoing, no notice to Tenant shall be required in case of emergency, and in the event of an emergency Landlord may enter the Premises and perform such repair and maintenance on behalf of Tenant. In any such case, Tenant shall reimburse Landlord for all costs so incurred immediately upon demand, together with interest thereon at the "Lease Interest Rate" (as defined in Paragraph 26.26, below). Landlord's right to perform maintenance and repair work pursuant to this Paragraph 9.2 shall not be deemed to create any obligation on the part of Landlord to do so, and shall not in any way limit Landlord's remedies under this Lease. Any design or construction work undertaken by or at the direction of Tenant which affects the Premises or any improvements located on the Premises (including, without limitation, any repair work, maintenance work, tenant improvement work or restoration work) shall be performed by duly qualified and properly licensed and insured design professionals or contractors (as the case may be) reasonably satisfactory to Landlord. Tenant shall submit the names of any such design professionals and contractors to Landlord prior to the commencement of any construction work on the Premises. If Landlord, acting reasonably and in good faith, disapproves of any design professional or contractor selected by Tenant, Tenant shall select a new design professional or contractor reasonably satisfactory to Landlord

          9.3 Upon the expiration or sooner termination of this Lease, Tenant shall surrender the Premises to Landlord, broom clean and in the same condition as received, except for ordinary wear and tear which Tenant is not otherwise obligated to remedy under any provision of this Lease, and except for repair and maintenance items which are the obligation of Landlord pursuant to Paragraph 9.1, above. Any damage to, or deterioration of, the Premises shall be deemed not to be ordinary wear and tear if the same could have been prevented by good maintenance practices. In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the termination of the Lease and to restore the Premises to its prior condition, or Landlord may perform such removals and restorations itself, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove or which Tenant has not elected to remove, as provided herein, shall become Landlord's property and shall be surrendered to Landlord upon the expiration or sooner termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without damage to the Premises. If, whether in violation of this Lease or pursuant to Landlord's permission (which may be granted or withheld in Landlord's sole and absolute discretion), Tenant installs any "Underground Storage Tanks' (as defined herein) on the Premises, Tenant shall, at its sole cost and expense, remove any such Underground Storage Tanks immediately upon the request of Landlord, the expiration or sooner termination of this Lease, or the order of any governmental authority, whichever occurs first. Notwithstanding any provisions of this Lease to the contrary, such Underground Storage Tanks shall at all times be and remain the property of Tenant. As used herein, the term "Underground Storage Tank" means any one or combination of tanks, including all pipes, sumps, valves and other equipment connected thereto, which are used for the storage of petroleum products, hydrocarbon substances or fractions thereof, or other Hazardous Materials, and which are located wholly or partially beneath the surface of the ground. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such machinery or equipment.

          9.4 Tenant shall not, without the prior written approval of Landlord, make any additions, alterations, changes or improvements to the Premises or any portion thereof Any request for approval of additions, alterations, changes or improvements shall be presented to Landlord in writing, accompanied by detailed drawings and specifications. No addition, alteration, change or improvement shall be made which will weaken the structural strength, lessen the value of, interfere with, or make inoperable any portion of the Premises or the "building service equipment", or change the architectural appearance of the Premises. All approved additions. alterations, changes and improvements shall be made in workmanlike manner, in full compliance with all laws and ordinances applicable thereto. Except for any Underground Storage Tanks, which shall, at all times be and remain the property of Tenant. all such additions, alterations, changes and improvements shall become a part of the Premises, and become the property of Landlord when installed; and, unless Landlord shall require removal thereof as required pursuant to Paragraph 16.2, all such improvements, including all building service equipment improvements (but specifically excluding any Underground Storage Tanks). shall remain in and be surrendered as a pan of the Premises upon the expiration or sooner termination of this Lease. Tenant shall furnish Landlord with a set of "as built" drawings which accurately set forth the nature and extent of improvements made by Tenant to the Premises. Tenant and any assignee or sublessee of Tenant shall obtain Landlord's prior written consent before any signs are installed on the Premises. Such signs shall remain the property of Tenant or any assignee or sublessee who installs the same and they shall be removed from the Premises at the expiration or sooner termination of the Lease Term. Any damage arising out of or resulting from the installation, placement or removal of such signs shall be repaired by Tenant at Tenant's sole cost and expense. The term "building service equipment" shall include, without limitation, equipment and property ordinarily necessary or convenient for the operation and utilization of a building, such as heaters, air conditioners, solar panels, power panels, transformers, light fixtures, sprinklers, suspended ceilings, plumbing fixtures, walls, cabinets, shelving affixed to walls in office areas, doors, floor coverings, fixtures. fencing, paging systems, emission or pollution control facilities, security and alarm systems, dock revelers, and utility services such as gas, electricity, water, steam, telephone, sewer and other similar services used in connection with the foregoing items. Building service equipment shall also include any related power installations, plumbing installations, pollution control installations, sprinkler installations, energy conservation installations, and security installations, including wiring, conduits, ducts, lines, pipes and meters for the transportation. distribution, measuring and/or disposal thereof. Building service equipment shall also include installations affixed to the Building which serve machinery and equipment, including, without limitation, air lines, crane ways, dust collectors, paint booths, buss ducting, power panels and related power installations, but excluding conveyors and other material handling equipment.

          9.5 Tenant shall have the right. without Landlord's prior approval, to install within the Premises Tenant's equipment. trade fixtures, furniture and furnishings (hereinafter collectively called "Tenant's Equipment"), Under no circumstances, however, shall Underground Storage Tanks be installed on the Premises. However, Tenant shall notify Landlord in writing and Tenant shall obtain Landlord's prior written approval before the installation of heavy equipment, or heavy trade fixtures in the Premises, and prior to placing any load on the roof or attaching any load to the walls or the underside of the roof of any building. Tenant shall not install any of Tenant's Equipment in such manner to weaken the structural strength of the improvements on the Premises. interfere with, or make inoperable any portion of the Premises or the building service equipment. If Tenant makes any addition, alteration, change, or improvement to the Premises described in Paragraph 9.4 without Landlord's consent, or if Tenant installs any of Tenant's Equipment in violation of this

Paragraph 9.5, then Tenant shall, upon receipt of written notice from Landlord, promptly remove, replace, or otherwise correct such installations in such manner as Landlord shall reasonably require and direct, and Tenant shall reimburse Landlord, on demand and as additional rent, for all architect's, engineer's and legal fees incurred by Landlord in connection with such installations. If Tenant or any person with whom Tenant is engaged in business causes any damage to the Premises or the improvements, structural or otherwise, Tenant assumes all risk of such damage to any improvements and Tenant shall, upon demand, promptly repair all such damage to the reasonable satisfaction of Landlord. Tenant shall promptly repair any damage to the Premises arising from the installation, use, and removal of Tenant's Equipment; and Tenant shall restore the Premises to a clean and orderly condition and appearance, state of repair and operating order with all remaining improvements thereon in a good, safe, fully operable condition and in full compliance with all federal, state and local laws, rules, regulations and ordinances. If Tenant fails to perform any act or obligation required of Tenant under this Paragraph 9.5, Landlord she have the right, but not the obligation, after ten (10) days' written notice to Tenant specifying the action required by Tenant, to enter upon the Premises and perform such act or obligation. In that event, Tenant agrees to pay Landlord, as additional rent within ten (10) days of receipt of Landlord's invoice, for all costs incurred by Landlord in performing Tenant's act or obligation, plus an overhead allowance of fifteen percent (15%) of such cost.

          9.6 Landlord shall not be obligated to maintain or to make any repairs, replacements, or renewals of any kind, nature or description whatsoever to the Premises or any buildings or improvements thereon, except as specifically provided in Paragraphs 9.1, 12.1, 13.3 and Exhibit A of this Lease.

          9.7 Tenant shall comply with and abide by all federal, state, county, municipal and other governmental statutes, ordinances, laws, and regulations affecting the Premises, the improvements thereon, the business to be conducted therein and thereon by Tenant, or any activity or condition on or in the Premises. Without limiting the generality of the foregoing, Tenant shall comply with all environmental laws and laws relating to "Hazardous Materials" (as defined herein) affecting the Premises, the improvements therein, the business conducted thereon by Tenant, or any activity or condition on or in the Premises. Tenant shall not install, place, construct or maintain any Underground Storage Tanks on the Premises. Any and all Hazardous Materials and their containers which are brought upon the Premises by, at the direction of, or with the consent or approval of Tenant shall, at all times, remain the property of Tenant.
Tenant warrants that Tenant's business and all activities to be performed by Tenant in, on or about the Premises shall comply with such statutes, ordinances, laws and regulations; and Tenant agrees to change any such activity or install necessary equipment, safety devices, pollution control systems, or other installations at any time during the Lease Term to so comply therewith. If the Premises are, or become subject to, any congestion management program (including, without limitation, any program mandated by Sections 65088 et seq. of the California Government Code), Tenant shall be responsible, at its sole cost and expense, for complying with all requirements of such programs and ordinances, including, without limitation. any provisions of such programs and ordinances requiring
improvements or modifications to the Premises.   If, during the Lease Term,
Landlord or Tenant is required to convert or replace the HVAC system serving the Premises in order to comply with federal, state or local statutes, laws, ordinances, rules or regulations concerning the use ofchlorofluorocarbons (including, without limitation, Freon), Tenant shall be responsible for paying the costs of any such conversion or replacement, including, without limitation, the purchase and installation of new equipment, and the alteration of existing HVAC equipment in the Premises to accommodate any new equipment. Tenant agrees not to commit or permit waste upon the Premises.

          9.8 Tenant shall not cause or permit any "Hazardous Material" (as hereinafter defined) to be brought upon, kept, used, stored, discharged or released (collectively "used") in or about the Premises during the Lease Term, without the prior written consent of Landlord. If Tenant breaches the obligations stated in the preceding sentence, or if any Hazardous Material used on the Premises during the Lease Term results in contamination of the Premises or any adjacent property, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, mines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises and/or adjacent property, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises and/or adjacent property, damages arising from any adverse impact on marketing of the Premises and/or adjacent property, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term or any Extended Term as a result of Hazardous Material so used. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises and/or adjacent property. Without limiting the foregoing, if any Hazardous Material is used on the Premises during the Lease Term and results in any contamination of the Premises and/or adjacent property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises and/or adjacent property to the condition existing prior to the use of any such Hazardous Material on the Premises and/or adjacent property; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or adjacent property. As used herein, the term "Hazardous Material" means any petroleum products or other hydrocarbon substances (and fractions thereof) and any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. Upon expiration or earlier termination of this Lease, Tenant shall duly execute and deliver to Landlord a certificate (the "Hazardous Material Certificate") in the form of Exhibit C attached hereto, and, if requested by Landlord, Tenant shall cause a properly licensed and qualified environmental consultant reasonably acceptable to Landlord to conduct an environmental audit of the Premises, and to deliver a copy of the completed environmental audit to Landlord. The scope and detail of such environmental audit shall be reasonably determined by Landlord based on all relevant facts and circumstances then existing. If any environmental audit recommends or suggests that additional testing be conducted, Landlord may require that such additional testing be conducted, at Tenant's expense. In the event Tenant shall fail to so deliver the Hazardous Material Certificate or to conduct such an environmental audit, such failure shall, without further notice or the passage of time constitute a default under the Least and, without in any way limiting or impairing Landlord's remedies against Tenant, shall entitle Landlord to retain the entire security deposit held by Landlord to be applied toward payment of the cost of assessing the presence of Hazardous Material on the Premises and/or adjacent property, and toward payment of all loss, cost, liability, damage and expense of Landlord arising as a result of any such contamination and toward such other costs and expense of Landlord as Landlord may designate in its sole discretion. If, at any time during the Lease Term or upon the termination or earlier expiration of the Lease, Landlord reasonably believes that the Premises or any adjacent property has been contaminated as a result of Hazardous Materials which were used on or about the Premises during the Lease Term, Landlord may require Tenant, at Tenant's sole cost and expense, to conduct an environmental audit (in accordance with the above described criteria) to evaluate the presence of any Hazardous Materials on the Premises and to cleanup, remediate, and otherwise mitigate the effects of the presence of any such Hazardous Materials on the Premises, or Landlord may, if it so elects, undertake such an environmental audit and any such cleanup, remediation or mitigation work on behalf of Tenant, at Tenant's sole cost and expense. In any event, any such environmental audit and any cleanup, remediation or mitigation work shall be performed by qualified environmental professionals acceptable to Landlord. Nothing contained herein shall be deemed or construed to limit the liability of Tenant to Landlord hereunder for the breach of any covenant of Tenant under this Paragraph 9.8. The provisions of this Paragraph 9.8 shall survive the expiration or earlier termination of this Lease and Tenant's surrender of the Premises to Landlord.

          9.9 On or before the Fifteenth (15th) day of each calendar year during the Lease Term (the "Disclosure Dates"), Tenant shall disclose to Landlord in writing the common and chemical names and the quantities of all Hazardous Materials which were stored, used or disposed of on the Premises during the preceding calendar year. Tenant shall immediately notify Landlord of Tenant's receipt of any notice, citation or other communication received by Tenant relating to the presence, storage, use or release of any Hazardous Materials in, on or about the Premises.

          9.10 Landlord shall have the right, but not the duty, to inspect the Premises at any time to determine whether Tenant is complying with the requirements of this Lease. If Tenant is not in compliance with the requirements of the provisions of this Lease relating to Hazardous Materials, Landlord shall have the right, but not the obligation, to immediately enter upon the Premises to remedy any condition caused by Tenant's failure to comply with the requirements of this Lease Landlord shall use reasonable efforts to minimize interference with Tenant's business as a result of any such entry by Landlord but shall not be liable for any interference caused thereby.

          9.11 Any failure of Tenant to comply with the provisions of Paragraphs 9.7, 9.8 and 9.9 of this Lease shall be a material default under this Lease, enabling Landlord to exercise any of the remedies set forth in this Lease.

                                   ARTICLE X
                                   ---------
                       Inspection of Premises by Landlord
                       ----------------------------------

          10.1 Tenant agrees that Landlord and the authorized representatives of Landlord shall have the right to enter the Premises at all reasonable times during usual business hours, or at any time in the case of an emergency, for the purpose of (a) inspecting same; and (b) making such repairs or reconstruction to the Premises required by or permitted to be made by Landlord, and (c) performing any work therein that may be necessary by reason of Tenant's default under the provisions of this Lease. Nothing herein shall imply any duty of Landlord to do any work which, under the provisions of this Lease, Tenant is required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work on the Premises, keep and store upon the parking area of or within the Premises, all necessary materials, tools and equipment. Landlord shall not in any event be liable for any inconvenience, annoyance, disturbance, loss of business, or other damage sustained by Tenant while making such repairs or the performance of any such work on the Premises, or on account of bringing materials, supplies and equipment into or through the Premises during the course thereof In the event Landlord makes any repairs or maintenance which Tenant has failed to do or perform, the cost thereof plus an overhead allowance of fifteen percent (15%) of such cost shall constitute additional rent and shall be paid to Landlord within ten (10) days of receipt of Landlord's invoice.

          10.2 Landlord is hereby given the right during usual business hours to enter the Premises and to exhibit the same for purposes of sale or mortgage, and during the last six (6) months of the Lease Term to exhibit the same to any prospective tenant.

                                   ARTICLE XI
                                   ----------
                                Mechanics' Liens
                                ----------------

          11.1 Tenant covenants and agrees to keep all of the Premises and every part thereof and all buildings and other improvements thereon free and clear of and from any and all mechanics', materialmen's and other liens for work or labor done, services performed, materials, appliances, transportation or power contributed, used or furnished or to be used in or about the Premises for or in connection with any operations of Tenant, any alterations, improvements, repairs or additions, which Tenant may make or permit or cause to be made, or any work or construction by, for or permitted by Tenant on or about the Premises; and at all times Tenant shall promptly and fully pay and discharge any and all claims upon which any such lien may or could be based; and Tenant shall save and hold Landlord and all of the Premises free and harmless of and from any and all such liens and claims of liens and suits or other proceedings pertaining thereto. Tenant, or any subtenant, assignee or other occupant of the Premises covenants and agrees to give Landlord written notice not less than ten (10) days in advance of the commencement of any construction, alteration, addition, improvements or repair to the Premises in order that Landlord may post an appropriate notice of Landlord's non-responsibility.

          11.2 No mechanics' or materialmen's liens or mortgages, deeds of trust, or other liens of any character whatsoever created or suffered by Tenant shall in any way or to any extent affect the interest or rights of Landlord in any buildings or other improvements on the Premises, or attach to or affect Landlord's title to or rights in the Premises.

          11.3 Tenant shall have the right to contest any mechanic's lien or other lien claim filed against the Premises provided that Tenant gives Landlord written notice or such contest, Tenant diligently prosecutes such contest, at all times effectually stays or prevents any official or judicial sale of the Premises under execution or otherwise, and pays or otherwise satisfies any final judgment adjudging or enforcing such contested lien and thereafter procures record satisfaction or release thereof If requested in writing by Landlord, Tenant shall furnish to Landlord a surety bond issued by a surety company acceptable to Landlord in an amount not less than one and one-half times the amount of any such mechanic's lien or other lien claim filed against the Premises.

                                  ARTICLE XII
                                  -----------
                       Damage or Destruction of Premises
                       ---------------------------------

          12.1 In the event the Building is damaged or destroyed, then so long as the cost of repairing such damage or destruction is covered by insurance policies carried by the Landlord (except for deductible amounts, which shall be paid by Tenant, subject to the Deductible Cap Amount), Landlord shall repair and restore such improvements then owned by Landlord to their condition prior to said damage or destruction, and this Lease shall continue in full force and effect. Any damage or destruction of the type described above is referred to herein as an "Insured Loss." The proceeds of insurance maintained pursuant to Paragraph 8.1 which are paid to Landlord shall be utilized by Landlord to defray the cost and expense of repairing and rebuilding the Building.

          12.2 In the event the Building is damaged or destroyed, and the cost of repairing such damage or destruction (exclusive of deductible amounts paid by Tenant) is not fully covered by insurance policies carried by the Landlord (an "Uninsured Loss"), then, Landlord may, at its election, either: (a) terminate this Lease upon written notice to Tenant (which notice shall be given, if at all, within thirty (30) days following the occurrence of such damage or destruction); or (b) repair and reconstruct the Building, in which event this Lease shall remain in effect. However, if Landlord has elected to terminate this Lease pursuant to this Paragraph 12.2, Tenant may prevent termination of the Lease pursuant to this Paragraph 12.2 by agreeing to pay the uninsured portion of the cost of repairing such damage or destruction.

Notwithstanding the foregoing, in the event of any Uninsured Loss resulting from any act or omission or Tenant, Tenant shall be responsible for paying to Landlord any and all uninsured losses and costs which would be incurred if the Building was repaired or reconstructed, regardless of whether such repair or reconstruction actually occurs. If Landlord fails to maintain in effect the property insurance for the Premises as required pursuant to Paragraph 8.1 of this Lease, Tenant's obligation for uninsured losses pursuant to the preceding sentence shall be limited to the amount of the losses which would not have been covered by insurance had Landlord maintained the insurance coverage required pursuant to Paragraph 8.1.

          12.3 The Minimum Rent payable by Tenant pursuant to the provisions of Paragraph 4.1 shall abate, in the proportion that the part of the Premises rendered unusable to Tenant bears to the whole thereof, from the date of the damage or destruction through the time required by Landlord to repair and rebuild the Premises, but only to the extent to which Landlord receives reimbursement for such abatement pursuant to the rental value insurance maintained under Paragraph 8.1 of this Lease. Except for abatement of such Minimum Rent. if any, Tenant shall have no claim against Landlord by reason of any damage, destruction, repair or rebuilding of the Premises.

          12.4 If the Premises are materially damaged or destroyed during the last year of the Lease Term, Landlord or Tenant may, at such party's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other party of the electing party's election to do so within thirty (30) days after the date of occurrence of such damage. For the purposes of this Paragraph 12.4, the Premises shall be deemed to have been "materially damaged" if, in Landlord's reasonable judgment, the cost to repair such damage is greater than One Hundred Thousand Dollars ($100,000).

          12.5 Upon the occurrence of any damage or destruction to the Building, Landlord shall, within thirty (30) days following the date of occurrence of such damage or destruction, provide to Tenant a written notice of Landlord's reasonable and good faith estimate of the time required to complete the repair and restoration of the Premises ("Landlord's Time Estimate"). If Landlord reasonably estimates that such repair and restoration will take more than three hundred sixty-five (365) days to complete either Landlord or Tenant may elect to terminate this Lease upon written notice to the other, which notice shall be given, if at all, within ten (10) days following Tenant's receipt of Landlord's Time Estimate. Once such notice has been delivered and the ten (10) day response period has expired, neither party shall have the right to terminate this Lease as a result of the occurrence of such damage or destruction, regardless of the actual time necessary to complete such repair and restoration work.

          12.6 Tenant waives the provisions of any statutes which relate to termination of leases when the Premises are destroyed; and Tenant agrees that such event shall be governed by the terms of this Lease and not by such statute.

                                 ARTICLE XIII
                                 ------------
                                 Condemnation
                                 ------------

          13.1 If title to all or any portion of the Premises shall be taken by any public or quasipublic use or authority under any statute or by right of eminent domain, or by private purchase in lieu thereof, then the rights of the parties to share in the condemnation award or purchase price thereby resulting shall be governed by the provisions of this Article XIII.

          13.2 Should all or such portion of the Premises be taken in such a manner as to materially interfere with Tenant's use and occupancy thereof, then this Lease shall terminate as of the date that possession of said Premises or pan thereof shall be taken. Landlord shall be entitled to (a) any amount paid for the taking of Landlord's fee interest in the Premises, (b) any severance damages included in the award, (c) any amount paid for the taking of the Premises except that paid for any improvements made to the Premises by Tenant which remain the property of Tenant, and (d) any amount which represents the present worth of rent payments to be made in the future under the provisions of this Lease; and none of Landlord's interests in the above shall be subject to any diminution or apportionment whatsoever. Tenant shall be entitled to compensation paid under condemnation for the taking of any improvements made to the Premises by Tenant which remain the property of Tenant.

          13.3 In the event of a partial taking of the Premises which does not materially interfere with Tenant's continued use and occupancy of the Premises and there remains sufficient of the Premises for the continued use of Tenant, then this Lease shall terminate only as to the part so taken, as of the date that possession of such part of the Premises is taken, and the Minimum Rent herein provided for shall be reduced in proportion as the square footage of building floor area taken bears to the total building floor area existing before such taking. In the event of a partial taking, Landlord agrees to replace or repair the building facility constituting a portion of the Premises to its condition as existed when the Lease Term commenced, and without regard to improvements made by Tenant, by reinstalling plumbing, electrical, wiring, walls and paving, if necessary, so that said building facility shall be completely operable and an integral whole, but at a cost to Landlord not to exceed the condemnation award received by Landlord. In the event of such partial taking, Landlord shall be entitled to receive all amounts described im the second sentence of Paragraph 13.2; and none of Landlord's interest in the above shall be subject to any diminution or apportionment whatsoever. Tenant shall be entitled to compensation paid under condemnation for the taking of any improvements made to the Premises by Tenant which remain the properly of Tenant.

          13.4 Landlord and Tenant agree to execute all documents and assignments necessary to carry out this Article X111 in the event of condemnation or purchase in lieu thereof.

                                   ARTICLE XIV
                                   -----------
                         Use Of Premises - Assignments
                         -----------------------------

          14.1 Tenant shall have the right to use the Premises for warehousing and general office purposes in compliance with all applicable laws and regulations, including, without limitation, environmental laws and laws relating to Hazardous Materials; and Tenant agrees such use shall comply with all applicable laws and regulations in effect when this Lease Term commences and as may be amended or newly enacted during the Lease Term. Tenant shall not use the Premises for the retail sale of property or for any other use not specifically permitted pursuant to this Paragraph 14. Tenant shall not conduct nor permit to be conducted any auction or auction sale at the Premises. Tenant covenants and agrees that it shall not permit any of its employees, agents, contractors, vendors or shippers to park trucks, automobiles, trailers or other vehicles on any of the public or private streets in the general vicinity of the Premises or the or business park in which the Premises are located. Any violation of this restriction shall constitute a default under this Lease.

          14.2 Tenant shall not assign, sublet or otherwise transfer this Lease, or Tenant's interest in and to the Premises, nor enter into any license or concession agreements with respect thereto, without first procuring the written consent of Landlord. Any such attempted or purported assignment, subletting, transfer or license or concession agreement (collectively "Transfer") without Landlord's prior written consent shall be void and of no force and effect, and shall not confer any interest or estate in the purported transferee (the "Transferee") and shall, at Landlord's option, constitute an incurable default under this Lease. Tenant shall have no right to mortgage, hypothecate or otherwise encumber its leasehold estate in the Premises or its rights under this Lease, and Landlord and Tenant specifically agree that any such mortgage, hypothecation or encumbrance by Tenant is strictly and absolutely prohibited. Landlord agrees that, in the event of a proposed Transfer to an "Affiliate" (as defined herein), Landlord will not withhold its consent to such Transfer so long as (i) such Affiliate's use of the Premises is in conformance with Paragraph 14.1; (ii) such Affiliate's use of the Premises will not result in any material increase in the potential risk to Landlord arising out of or relating to Hazardous Materials; and (iii) such Transfer will not cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of
Section 856(d) of the Internal Revenue Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Internal Revenue Code. As used herein, the term "Affiliate" shall mean any corporation for which fifty percent (50%) or more of the voting stock (i) is owned by Tenant; or (ii) is owned, directly or indirectly, by a corporation owning more than fifty percent of the voting stock of Tenant. Any transfer of stock or other ownership interest of Tenant which is made with the purpose or which has the practical effect of circumventing the Transfer restrictions imposed under this Article XIV shall be deemed to be a Transfer requiring Landlord's consent. The consent of Landlord required hereunder shall not be unreasonably withheld; however, a condition precedent to any consent to a Transfer shall be Tenant's agreement to pay to Landlord as rent any reasonable costs and expenses incurred by Landlord for review and consultation by Landlord's legal counsel, securing credit reports, administrative overhead and the like. Notwithstanding the foregoing, Landlord and Tenant agree that, in determining whether to reasonably consent to a proposed transfer, (i) it shall not be unreasonable for Landlord to withhold its consent to any Transfer if a proposed Transferee's anticipated or proposed use of the Premises involves the generation, storage, use, treatment or disposal of any Hazardous Material; and (ii) that Landlord may consider. among other things, any or all of the following factors:

               14.2.1 The reputation of the Transferee (including any principals, partners or shareholders of such assignee, subtenant to Transferee). including, without limitation, the Transferee's reputation for dishonesty, criminal conduct or unethical business practices:

               14.2.2 The financial capacity of the proposed Transferee to perform its obligations under this Lease;

               14.2.3 Whether the business experience and quality of business operations of the proposed Transferee is comparable to that of Tenant;

               14.2.4  The credit history of the proposed Transferee;

               14.2.5 The intended use of the Premises by the proposed Transferee, and Landlord's assessment of the impact of such use upon the Premises and neighboring properties;

               14.2.6 Whether the proposed Transferee's use of the Premises will involve the generation. storage, use, treatment or disposal or any Hazardous Materials, or will in any way increase any potential risk or liability to Landlord arising out of or relating to Hazardous Materials.

          14.3 Notwithstanding any permitted Transfer, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of rent and for compliance with all obligations under the terms, provisions and covenants of this Lease. All Transfer agreements shall expressly provide that, in the event of a default by Tenant under this Lease, the Transferee covenants and agrees with Landlord, contemporaneously with receipt of written notice from Landlord that Tenant is in default of this Lease, and for so long as such default continues, but not for a period of time in excess of the term of the Transfer, to accept Landlord as Landlord of Transferee, to attorn to Landlord as Landlord, to thereafter perform all duties and responsibilities under the Transfer agreement directly to Landlord for Landlord's sole benefit, and to cure any default of Tenant under this Lease. Upon the occurrence of any default by Tenant, if the Premises or any part thereof are then sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such subtenant all rents becoming due to Tenant under such sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease any sale, assignment, transfer or hypothecation of Tenant's interest under this Lease, and any proposed subletting or occupancy of the Premises not in compliance with this
Article XIV shall be void and shall, at the option of Landlord exercisable by notice to Tenant, terminate this Lease.

          14.4 Should Tenant desire to make a Transfer of the Premises, Tenant shall give not less than ninety (90) days' prior written notice thereof to Landlord setting forth the name of the proposed Transfeee, the term, use, rental rate and other relevant particulars of the proposed Transfer, including, without limitation, evidence satisfactory to Landlord that the proposed Transferee will not use, store or dispose of any Hazardous Materials in or on the Premises, and that the proposed Transferee will immediately occupy and thereafter use the Premises for the entire term of the Lease or the sublease (as the case may be). Such notice shall be accompanied, in the can of a sublease, by a copy of the proposed sublease, and in the case of any Transfer, any documents or financial information Landlord may require in order to make a determination as to the suitability of the Transferee.

          14.5 Landlord shall have the right to condition its consent to any subletting or assignment upon payment by Tenant to Landlord of eighty percent (80%) of all "Transfer Consideration" (as defined herein) received or to be received, directly or indirectly, by Tenant on account of such subletting or assignment. For the mutual benefit of Landlord and Tenant, Tenant shall use reasonable and good faith efforts to secure Transfer Consideration from any such assignee, sublessee or transferee which would be generally equivalent to then current market rent, but in no event shall Tenant's monetary obligations to Landlord, as set forth in this Lease, be reduced. Such Transfer Consideration shall be paid to Landlord at the same time or times as the same is paid to or used by Tenant. "Transfer Consideration" shall mean (i) in the case of a sublease, any consideration paid or given, directly or indirectly, by the sublessee to Tenant pursuant to the sublease for the use of the Premises, or any portion thereof, over and above the rent, however denominated, in this Lease, payable by Tenant to Landlord for the use of the Premises (or portion thereof), prorating as appropriate the amount payable by Tenant to Landlord under this Lease if less than all of the Premises is sublet, and (ii) in the case of an assignment, the gross amount of any consideration paid or given, directly or indirectly, by the assignee to Tenant in exchange for entering into the assignment Notwithstanding anything contained in this Lease to the contrary, Tenant shall not (i) sublet or assign the Premises or this Least on any basis such that the rent or other amounts to be paid by the sublessee or assignee thereunder would be based, in the whole or in part, on the income or profits derived by the business activities of the sublessee or assignee; (ii) furnish or render any services to the sublessee or assignee or operate the Premises so subleased or assigned; (iii) sublet or assign the Premises or this Lease to any person that Tenant or Landlord owns, directly or indirectly (by applying the constructive ownership rules set forth in Section 856(d)(5) of the Internal Revenue Code [the "Code"]), provided, however, that the restriction contained in this item (iii) shall not apply to an assignment of this Lease to an Affiliate of Tenant if no Transfer Consideration arises and if Landlord does not own, directly or indirectly

(as described above), an interest in such assignee; (iv) sublet or assign less than substantially all of the Premises or this Lease pursuant to a sublease or assignment under which Transfer Consideration is paid; or (v) sublet or assign the Premises or this Lease in any other manner which could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Code.

          14.6 In addition to Landlord's right of approval pursuant to Paragraph 14.2. above, and Landlord's right to share in Transfer Consideration pursuant to Paragraph 14.5, above, Landlord shall have the option, in the event of any proposed Transfer, to cancel this Lease as to the affected portion of the Premises as of the effective date of the Transfer set forth in Tenant's notice. The option shall be exercised, if at all, by Landlord giving Tenant written notice thereof within sixty (60) days following Landlord's receipt of Tenant's written request. Upon any such cancellation, Tenant shall pay to Landlord all amounts, as estimated by Landlord, payable by Tenant to such termination date with respect to that portion of any obligations, costs or charges which are the responsibility of Tenant under this Lease and allocable to the affected portion of the Premises. Further, upon any such cancellation Landlord and Tenant shall have no further obligations or liabilities to each other with respect to the affected portion of the Premises, except with respect to obligations or liabilities which have accrued as of such cancellation date (in the same manner as if such cancellation date were the date originally Fixed for the expiration of the Lease Term, or Extended Term, as the case may be). Without limitation, Landlord may lease the affected portion of the Premises to the prospective Transferee, without liability to the Tenant. Landlord's failure to exercise said cancellation right as herein provided shall not be construed as Landlord's consent to the proposed Transfer.

          14.7 Tenant shall in no event assign less than its entire interest in this Lease. This Lease shall not be assignable by operation of law, except that if Tenant is a natural person, this Least shall be binding upon and inure to the benefit of the estate of Tenant.

          14.8 If this Lease is assigned to any person or entity pursuant to the provisions of the "Revised Bankruptcy Act" (Title 11 of the United States Code; 11 U.S.C. (S)101 et seq.), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord, and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Revised Bankruptcy Act. Any and all monies or other considerations constituting Landlord's property under this Article XIV not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Revised Bankruptcy Act shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment.

          14.9 Landlord shall have the right to sell, transfer, delegate or assign any of its rights or obligations under this Lease

                                   ARTICLE XV
                                   ----------
                                Event of Default
                                ----------------

          15.1   Tenant shall be in default under this Lease if

               15.1.1 Tenant shall fail to make any payment of Minimum Rent, any additional rent payable hereunder, or any other monetary obligation required of Tenant under this Lease (including, without limitation, restoration of any security deposit as required under this Lease) and such failure shall continue for three (3) days after Tenant's receipt of written notice from Landlord that said rent or monetary obligation is due and payable as provided in this Lease; or

               15.1.2 Tenant shall neglect or fail to perform or observe any of the covenants herein contained on Tenant's part to be performed or observed, and Tenant shall fail to remedy the same within thirty (30) days after Landlord shall have given to Tenant written notice specifying such neglect or failure; or

               15.1.3 Tenant shall abandon the Premises and such abandonment shall continue for a period of fourteen (14) consecutive days during which Minimum Rent for the Premises has remained unpaid; or

               15.1.4 Tenant repeatedly fails to comply with the restrictions contained in Paragraph 14.1 of this Lease prohibiting on-street parking.

          15.2 In the event of any default by Tenant, and without any further notice or demand, Landlord shall have the right at Landlord's election, then or at any time thereafter, to:

               15-2.1 Terminate this Lease, which shall terminate Tenant's right to the use, occupancy and possession of the Premises, and Tenant shall immediately surrender possession of the Premises to Landlord; or

               15.2.2 Re-enter and take possession of the Premises or any part thereof as provided by law, in which event this Lease shall terminate effective when Landlord takes possession; or

               15.2.3 Continue this Lease in effect and enforce any or all rights and remedies of Landlord under this Lease, including the right to recover Minimum Rent, additional rent and charges equivalent to rent (sometimes collectively referred to herein as "rent") as they become due under this Lease, for so long as Landlord does not terminate Tenant's right to possession of the Premises; or

               15.2.4  Seek any legal or equitable relief permitted by law.

          15.3 If Landlord terminates this Lease as provided in subparagraphs 15.2.1 or 15.2.2 hereof, Landlord shall have the right to recover from Tenant:

               15.3.1 The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease; and

               15.3.2 The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

               15.3.3 The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

               15.3.4 Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's breach or which in the ordinary course of things would be likely to result therefrom; such as, the cost of recovering possession of the Premises, expenses of reletting including attorneys's fees and any real estate commissions paid or payable, necessary repair, restoration, renovation, or alteration of the Premises, and care and safekeeping of the Premises.

                    "The worth, at the time of the award," as used in subparagraphs 15-3.1 and 15.3.2 of this paragraph, is to be computed by allowing interest at the Lease Interest Rate in effect when each installment of rent referred to in said subparagraphs became payable. "The worth, at the time of the award," as referred to in subparagraph 15.3.3 of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). Landlord agrees that following any termination of this Lease pursuant to subparagraphs
15.2.1 or 15.2.2, above, Landlord shall act reasonably and in good faith to mitigate the damages suffered by Landlord as a result of Tenant's default.

          15.4 If Tenant shall breach this Lease and abandon the Premises, this Lease shall continue in full force and effect for so long as Landlord does not terminate Tenant's right to possession of the Premises, and Landlord may enforce all of its rights and remedies under this Lease, including but not limited to the right to recover rent and charges equivalent to rent as they become due under this Lease. For the purposes of this Paragraph 15.4 and Paragraph 15.2, the following acts by Landlord shall not constitute a termination of Tenant's right to possession of the Premises: (i) maintenance or preservation of the Premises, (ii) efforts to relet the Premises, or (iii) the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under the Lease.

          15.5 In the event Landlord re-enters and takes possession of the Premises, Landlord may at Landlord's option require Tenant to remove from the Premises any of Tenant's property located therein. If Tenant fails to do so, Landlord shall not be responsible for the care or safekeeping thereof and may remove any of the same from the Premises and place the same in storage in a public warehouse at the cost, expense and risk of Tenant with authority to the warehouseman to sell the same in the event that Tenant shall fail to pay the costs of transportation and storage, all in accordance with the rules and regulations applicable to the operation of a public warehouseman's business.
Any refusal by a public warehouseman to accept personal property located in the Premises upon such condition shall be conclusive evidence that the same is of no substantial value, and shall be an unconditional warrant to Landlord for disposing of the same in any manner Landlord may see fit, and without accountability for any alleged value thereof. In addition, Landlord may, at Landlord's election, dispose of said property pursuant to the provisions of Sections 1980 through 1991 of the California Civil Code. In any and all such cases of re-entry, Landlord may make any repairs in, to or upon the Premises which may be necessary, desirable or convenient, and Tenant hereby waives any and all claims for damages which may be caused or occasioned by such reentry or any of the aforesaid acts of Landlord or by reason of any loss or destruction or damage to any property in or about the Premises or any part thereof.

          15.6 Tenant further covenants and agrees that if Landlord fails or neglects for any reason to take advantage of any of the terms hereof provided for the termination of this Lease or for the termination or forfeiture of the estate hereby leased, or if Landlord, having the right to declare this Lease terminated or the estate hereby leased terminated or forfeited, shall fail so to do, any such failure or neglect of Landlord shall not be or be deemed or be construed to be a waiver of any provisions for the termination of this Lease continuing to exist or for the termination or forfeiture of the estate hereby leased subsequently arising, or as a waiver of any of the covenants, terms or conditions of this Lease or of the prompt performance thereof by Tenant. None of the covenants, terms or conditions of this Lease can be waived by conduct of the parties or by estoppel; any claim or waiver must be in writing and signed by the party entitled to the benefit thereof.

                                  ARTICLE XVI
                                  -----------
                             Surrender of Premises
                             ---------------------

          16.1 Upon any termination of this Lease, whether by lapse of time, cancellation pursuant to an election provided for herein, forfeiture, or otherwise, Tenant shall immediately surrender possession of the Premises and all buildings and improvements on the same (excepting those improvements which Landlord shall have required Tenant to remove therefrom pursuant to Paragraph
9.3 hereon to Landlord in a clean and orderly condition and appearance, state of repair and operating order (subject, however to the provisions of this Lease relating to condemnation and casualty), and with all such improvements thereon in a good, safe, fully operable condition, and in full compliance with all Federal, State and local laws, rules, regulations and ordinances (including, without limitation, any laws, rules, regulations and ordinances relating to Hazardous Materials, but only to the extent that Tenant has caused or contributed to any Hazardous Material conditions on the Premises) and each provision of this Lease, including without limitation the provisions of Article IX hereof. If possession is not immediately surrendered, Landlord may, with process of law, enter the Premises and repossess the same and expel Tenant or any subtenant or occupant therefrom. If Tenant's business operations on the Premises or uses of the Premises involve any generation, storage, use. treatment or disposal of any Hazardous Material, Tenant shall be responsible for removing any such Hazardous Materials from the Premises and for decontaminating the Premises and any neighboring properties affected by such Hazardous Materials

          16.2 Upon the termination of this Lease, Tenant, if not in default hereunder at the time, shall have the right to remove, and if directed so to do by Landlord shall remove, from the Premises, all of Tenant's machinery, equipment (excluding building service equipment), trade fixtures, signs, furniture, furnishings, supplies and inventory then installed or in place in, on or about the Premises. Except as hereinafter expressly set forth, such removal shall be completed prior to the expiration or earlier termination of this Lease; provided, however, if Tenant is in default of this Lease at such time, then Tenant may not remove the foregoing items of property from the Premises; and Landlord shall have a lien thereon as security against loss or damage resulting from Tenant's default. Tenant shall make all repairs to the Premises required because of such removal and Tenant shall restore the Premises to their condition as existed when the Lease Term commenced. If this Lease shall terminate at any time other than the time herein fixed as the expiration of the Lease Term, and occurring not due to a default by Tenant, then Tenant, if not in default hereunder at the time, shall have a reasonable time thereafter to effect the removal of the foregoing items, not to exceed thirty (30) days. Tenant shall pay Minimum Rent and items designated in this Tease as additional rent to Landlord on a per them basis during the time such removal is taking place.

          16.3 If any of Tenant's machinery, equipment, trade fixtures, signs, furniture, furnishings, supplies and inventory remain on the Premises after the end of the term hereof or time allowed to remove the same, such property shall be deemed abandoned by Tenant and it shall become the property of Landlord without any claim therein of Tenant should Landlord so elect.

          16.4 Upon termination of this Lease, Tenant shall surrender the Premises in a "broom-clean" condition, with all refuse and debris removed therefrom, and with all electrical, plumbing, heating and air conditioning installations in a good, safe and fully operable condition, and prior to such termination, Tenant shall fill or repair any holes or openings made by Tenant in the walls, roof or floor of the building, remove any protuberance, and perform any maintenance or repairs required of Tenant by this Lease. Nothing contained in this Paragraph 16.4 shall be deemed to limit Tenant's repair and maintenance obligations pursuant to Article IX of this Lease. If directed so to do by Landlord, Tenant shall also remove any improvements, additions or alterations made to the Premises by Tenant and thereafter restore the Premises to their original condition, even though such improvements by the terms of this Lease become a part of the Premises and the property of Landlord.

                                  ARTICLE XVII
                                  ------------
                          Delays - Extensions of Time
                          ---------------------------

          17.1 The time within which Landlord or Tenant is obligated herein to construct, repair or rebuild any building, improvement or other structure shall be extended and the performance excused when the delay is occasioned by the other party (such as failure to promptly give required approvals, or installation of machinery and equipment during construction which interferes with or delays the contractor); or by strikes, threats of strikes or lockouts; blackouts, war, threats of war, bombing, insurrection, riot or invasion; wits of God, calamities, civil commotions, violent action of the elements or fire; action, inaction or delayed action of any governmental agency; regulations or laws of any national, state or local governmental authority; unavailability of materials at reasonable prices, delays in delivery of materials by suppliers or weather conditions which impair or delay construction; or other matters or things, whether similar or dissimilar to the foregoing, beyond the reasonable control of the obligated party. Delayed action by a governmental agency shall be deemed to occur if a grading and foundation only permit is not issued within twenty-one (21) days after drawings and specifications for such permit are filed for plan check with the appropriate governmental agency, or if a building permit is not issued within forty-five (45) days after drawings, specifications, and engineering calculations for such permit are filed for plan check with such governmental agency.

                                 ARTICLE XVIII
                                 -------------
                                Attorneys' Fees
                                ---------------

          18.1 In the event that either Landlord or Tenant brings any action or proceeding against the other for possession of the Premises or for the recovery of any sum due hereunder, or because of the breach of any covenant, condition or provision hereof, or for any other relief against the other, declaratory or otherwise, including appeals therefrom, and whether being an action based upon a tort or contract, then the prevailing party to this Lease in any such proceeding shall be paid reasonable attorneys' fees and costs of such action or proceeding which shall be enforceable whether or not such action or proceeding, is prosecuted to final judgment, and including an allowance for reasonable attorneys' fees for appeals and rehearings. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any such lawsuit shall be entitled to its reasonable attorneys' fees incurred in any post-judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Lease into any judgment on this Lease. Should Landlord be made a party to any suit or proceeding brought by a third party, arising by reason of Tenant's use or occupancy of the Premises and not being a dispute essentially between Landlord and Tenant, then Tenant shall defend Tenant and Landlord therein, at Tenant's sole cost and expense, and shall hold Landlord free and harmless from any claim, loss, liability, duty or obligation therein, including any reasonable attorneys' fees of Landlord.

                                  ARTICLE XIX
                                  -----------
                               Statement of Lease
                               ------------------

          19.1 Tenant shall, at any time and from time to time during the Lease Term (or any Extended Term), upon not less than five (5) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a written certificate substantially in the form attached hereto as Exhibit D, certifying:
(i) that this Lease represents the entire agreement between Landlord and Tenant, and is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect); (ii) the dates to which Minimum Rent and other charges or additional rent have been paid in advance, if any; (iii) the Commencement Date and Termination Date of the Lease Term; (iv) whether Tenant has assigned, subleased or otherwise transferred the Premises, this Lease or any interest of Tenant therein; (v) the then-current amount of Minimum Rent and any Security Deposit paid by Tenant to Landlord under this Lease; (vi) the date upon which, and the amount or method by which, Minimum Rent, additional rent or other charges payable under this Lease will next be adjusted or increased (if at all);
(vii) that there are no options to extend the term of this Lease, or if any such options exist, describing any such options and stating the terms and conditions upon which any such options may be exercised; (viii) that there are no rights of first refusal to purchase the Premises or lease additional space contiguous to the Premises, or if any such rights of first refusal exist, stating the terms and conditions upon which the same may be exercised; (ix) that to the best knowledge of Tenant there are not any uncured defaults on the part of Landlord under this Lease, and that Tenant has no right of offset, counterclaim or deduction against Minimum Rent or other payment obligations of Tenant under this Lease, or specifying such defaults if any are claimed together with the amount of any offset, counterclaim or deduction alleged by Tenant; and (x) that Landlord has fully performed each and all of its construction, repair and maintenance obligations (if any), as required under this Lease, except as may be specifically set forth in said statement (if applicable), and that Tenant, subject to any such stated exception(s), accepts the Premises in their present condition.

          19.2 In addition to the certificate required pursuant to Paragraph 19.1, above, Landlord shall have the right to require Tenant to execute a statement or certificate in a form requested by an existing or potential purchaser, lender or other party which may acquire the Premises or hold a security interest in the Premises (or the real property or Building of which the Premises are a part), or any other certificate or form as may be requested by Landlord.

          19.3 Any such certificate or statement referred to in this Article XIX may be relied upon by any such existing or potential purchaser, lender, other secured party, and Tenant's failure or refusal to execute and deliver such statement within such time shall, at the option of Landlord, constitute a material default under this Lease, and in any event, shall be conclusive and binding upon Tenant that: (a) this Lease is in full force and effect, without modification, except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counterclaim or deduction against Minimum Rent or other payment obligations under this Lease; and (c) no more than one (1) months' Minimum Rent or other payment obligations under this Lease has been paid in advance.

          19.4 Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute and deliver any such certificate or statement in the event that Tenant fails or refuses to execute and deliver such certificate or statement within Five (5) days after notice from Landlord requesting execution and delivery thereof.

          19.5 If Landlord desires to finance, refinance, or sell all or any portion of the real property of which the Building or the Premises are a part, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord updated copies of any financial statements and other documents and instruments of Tenant as were provided to Landlord prior to the execution of this Lease. All such financial statements and other information shall be received by Landlord and any such lender or purchaser in confidence (except for disclosures to auditors and regulatory authorities, and except for other disclosures required by law), and shall be used only for the purposes herein set forth.

          19.6 Tenant acknowledges and agrees that Tenant's obligation to provide such certificates or statements constitutes a material inducement to Landlord to execute this Lease, and Tenant shall provide Landlord with such certificates and statements within rive (5) days following Tenant's receipt of Landlord's written request therefor.

                                   ARTICLE XX
                                   ----------
                          Rights Reserved by Landlord
                          ---------------------------

          20.1 Landlord expressly reserves all rights in and with respect to the land hereby leased not inconsistent with Tenant's use of the Premises as provided in this Lease, including (without in any way limiting the generality of the foregoing) all rights to the subsurface of the land more than five (5) feet below ground level, except where building improvements extend more than five (5) feet below ground level; and all rights to the airspace more than ten (10) feet above the roof of any building; and the rights to enter upon the Premises for itself or to give easements to others for the purpose of installing, using, maintaining, renewing and replacing such overhead or underground water, oil, gas, sewer drainage, and other pipe lines, and telephone, electric, power, television and other lines, cables and conduits as Landlord may deem desirable in connection with the development or use of any other property in the neighborhood of the Premises, whether owned by Landlord or not, all of which pipelines, lines and conduits shall be buried to a sufficient depth or raised to a sufficient height so as not to interfere with the use or stability of the Premises.

                                   ARTICLE XXI
                                   -----------
                          Covenant of Quiet Enjoyment
                          ---------------------------

          21.1 Landlord does hereby covenant, promise and agree to and with Tenant that Tenant, for so long as it is not in default hereof and is in compliance with all of the terms and conditions of this Lease, shall and may at all times peaceable and quietly have, hold, use, occupy and possess the Premises throughout the term of this Lease, subject to all of the terms and conditions of this Lease, without any molestation or eviction by Landlord or any persons claiming by or through Landlord.

                                  ARTICLE XXII
                                  ------------
                                  Recordation
                                  -----------

          22.1 Neither this Lease nor a short form of memorandum of this Lease shall be recorded in the office of any county recorder without Landlord's express written consent. In the event of any such recordation, Tenant shall be solely responsible for any documentary transfer taxes or other taxes relating to or arising out of any such recordation.

                                 ARTICLE XXIII
                                 -------------
                                 Subordination
                                 -------------

          23.1 This Lease and Tenant's rights hereunder are and will remain subject and subordinate to any ground lease, mortgage, deed of trust or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part (the "Property"), and to all increases, renewals, modifications, consolidations, replacements, and extensions thereof (collectively referred to as the "Mortgage"). If the holder of a Mortgage becomes the owner of the Property by reason of foreclosure or acceptance of a deed in lieu of foreclosure, at such holder's election Tenant will be bound to such holder or its successor-in-interest under all terms and conditions of this Lease, and Tenant will be deemed to have attorned to and recognized such holder or successor as Landlord's successor-in-interest for the remainder of the Lease Term or any extension thereof. The foregoing is self-operative and no further instrument of subordination and/or attornment will be necessary unless required by Landlord or the holder of a Mortgage, in which case Tenant will, within ten
(10) days after written request, execute and deliver without charge any documents reasonably required by Landlord or such holder in order to confirm the subordination and attornment set forth above. Should the holder of a Mortgage request that this Lease and Tenant's rights hereunder be made superior, rather than subordinate, to the Mortgage, then Tenant will, within ten (10) days after written request, execute and deliver without charge such agreement as may be reasonably required by such holder in order to effectuate and evidence such superiority of the Lease to the Mortgage.

          23.2 If Tenant fails to execute and deliver any documents as and when required above, such failure will constitute a default under this Lease, entitling Landlord to the same rights and remedies as if such default were with respect to non-payment of Minimum Rent. With respect to each Mortgage that may encumber the Property at or after the commencement of the Lease Term, Landlord agrees that promptly following its receipt of written request by Tenant, Landlord will request the holder of the Mortgage to grant Tenant a "nondisturbance agreement," in the usual form used by such holder. The term "non-disturbance agreement" as used herein means, in general, an agreement that as long as Tenant is not in default under this Lease, this Lease will not be terminated if such holder acquires title to the Property by reason of foreclosure proceedings or acceptance of a deed in lieu of foreclosure, provided that Tenant attorns to such holder in accordance with such holder's requirements. Except for making such written request, Landlord will be under no duty or obligation hereunder, nor will the failure or refusal of such holder to grant a non-disturbance agreement render Landlord liable to Tenant, or affect this Lease in any manner. Tenant will bear all costs and expenses (including attorneys' fees) of such Mortgage holder in connection with any such non-disturbance agreement.

                                  ARTICLE XXIV
                                  ------------
                                Security Deposit
                                ----------------

          24.1 As security for the faithful performance of the terms, covenants, conditions and provisions of this Lease, as well as to indemnify Landlord from any damages, costs, expenses, real estate brokerage commissions or attorneys' fees which Landlord may incur or suffer by reason of any default by Tenant, Tenant hereby agrees to deposit with Landlord, upon execution of this Lease, the sum set forth in item 1.10 of the Basic Lease Provisions. If the Minimum Rent shall, from time to time, increase during the term of this Lease, Tenant shall thereupon deposit with Landlord additional security deposit so that the amount of security deposit held by Landlord shall at all times bear the same proportion to current Minimum Rent as the original security deposit bears to the original Minimum Rent set forth in Item 1.6 of the Basic Least Provisions. Landlord shall not be required to keep said deposit separate from its general accounts. No interest shall be paid by Landlord to Tenant on said deposit, and no trust relationship is created between Landlord and Tenant with respect to the security deposit.

          24.2 In the event Tenant shall be in default hereof at any time prior to the end of the term hereof, then Landlord may apply all or any portion of the security deposit in payment of Landlord's costs, expenses, damages, real estate broker's commissions, and attorneys' fees in enforcing the terms, covenants, conditions and provisions hereof. Nothing herein contained shall be construed to mean that the recovery of damages by Landlord against Tenant shall be limited to the sum of the security deposit, In the event any portion or all of the security deposit is applied by Landlord in accordance with the foregoing, then Tenant shall immediately deposit with Landlord additional sums so that the security deposit in the hands of Landlord shall be at all times not less than the sum of the deposit herein provided for.

          24.3 Should the Lease Term and the occupancy of the Premises by Tenant fail to commence through no fault of Tenant, then Landlord shall return the security deposit and any prepaid rent then possessed by Landlord to Tenant within thirty (30) days after such event occurs. If this Lease should terminate for any reason other than the default of Tenant, Landlord shall return the security deposit to Tenant promptly after Landlord's inspection of the Premises and confirmation that the Premises are surrendered in the condition as required under the terms of this Lease.

                                  ARTICLE XXV
                                  -----------
                                  Holding Over
                                  ------------

          25.1 If Tenant remains in possession of the Premises after the expiration of the Lease Term or any extension or renewal hereof, such holding over shall not operate to extend or renew this Lease but shall be construed as a tenancy from month-to-month which may be terminated by Landlord upon three (3) days' prior written notice if Tenant is then in default of this Lease, or by either party upon at least thirty (30) days' prior written notice directed to the end of a calendar month. Such month-to-month tenancy by Tenant shall be subject to all the terms and provisions of this Lease, except that the Minimum Rent payable during the period of holding over shall be the greater of. (a) Minimum Rent set forth in Item 1.6 of the Basic Lease Provisions, plus a percentage of such rent equal to the percentage change in the CPI between the Commencement Date of this Lease and the period of holding over; or (b) one hundred fifty percent (150%) of the average monthly Minimum Rent payable by Tenant during the last twelve (12) months of the Lease Term or any extension or renewal thereof. Any options, rights, or privileges granted to Tenant, if any, to extend the Lease Term, to acquire the Premises, or re-lease the same, shall not be applicable during said period of holding over.

                                  ARTICLE XXVI
                                  ------------
                                    General
                                    -------

          26.1  Remedies Cumulative.  The specific remedies to which Landlord
                -------------------
may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any provision of this Lease.

          26.2  Successors and Assigns.  The covenants and agreements herein
                ----------------------
contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and assigns, subject to the provisions of this Lease.

          26.3  Payments and Interest.  Except as otherwise specifically
                ---------------------
provided in this Lease, each covenant, agreement or stipulation by a party hereto shall be performed at such party's own cost and expense, and without cost or expense to the other party. Any monetary obligations due from Tenant to Landlord which are not paid when due shall bear interest from the due date until paid to Landlord at the Lease Interest Rate. Such interest shall be paid at the time of payment of the principal obligation as a condition of remedy of such principal obligation. Any check tendered by Tenant which is dishonored by the drawee bank shall not constitute payment of any obligation under this Lease.

          26.4  Late Charge.  Tenant acknowledges that late payment of Minimum
                -----------
Rent and items designated in this Lease as additional rent will cause Landlord to incur costs and suffer damages not contemplated by this Lease, the exact amount of which will be impracticable to ascertain. Such costs and damages include, but are not limited to, late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises,- additional administrative duties of Landlord's personnel in determining delinquent rents and attempts to collect such rents by reasonable means other than litigation; additional accounting and budgetary duties of Landlord's personnel; possible adverse effects on Landlord's credit rating resulting from impairment of Landlord's cash flow; and attorneys' fees resulting from consultations with counsel. Accordingly, if any installment of Minimum Rent or items designated as additional rent are not received by Landlord within ten (10) days after the same are due, Tenant shall pay Landlord, as additional rent, a late charge equal to five percent (5%) of such overdue amount. Landlord and Tenant agree that such late charge represents a fair, equitable, and reasonable estimate of the costs and damages Landlord will incur because of Tenant's late payment.

          26.5  Late Payments and Impounds.  In the event that a late charge is
                --------------------------
payable pursuant to Paragraph 26.4, whether or not collected, for two (2) consecutive installments of rent, then (i) rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Paragraph
4.1 or any other provision of this Lease to the contrary; (ii) if requested by Landlord, Tenant shall furnish to Landlord Tenant's latest financial statements covering at least the past two fiscal years and any interim statements covering the current fiscal year; and (iii) Tenant shall pay to Landlord, if Landlord shall so request, in addition to any other payments required under this Lease, a quarterly advance installment payable at the same time as the quarterly rent, as estimated by Landlord, for real property taxes and insurance expenses on the Premises which are payable by Tenant to Landlord under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Landlord by Tenant under the provisions of this Paragraph are insufficient to discharge the obligations of Tenant to pay such real property taxes and insurance premiums as the same become due, Tenant shall pay to Landlord, upon Landlord's demand, such additional sums necessary to pay such obligations. All monies paid to Landlord under this Paragraph may be intermingled with other monies of Landlord and shall not bear interest. In the event of a default in the obligations of Tenant to perform under this Lease, then any balance remaining from funds paid to Landlord under the provisions of this Paragraph may, at the option of Landlord, be applied to the payment of any monetary default of Tenant in lieu of being applied to the payment of real property tax and insurance premiums. All advance payments provided for in this Paragraph shall be deemed rent under this Lease.

          26.6  Notices.  Any notice or demand required or permitted by law or
                -------
by any of the provisions of this Lease shall be in writing. All notices or demands by either party shall be deemed to have been properly given upon delivery when served personally; two (2) business days after being deposited with the U.S. Postal Service when sent by registered or certified mail, postage prepaid; or by noon on the business day following the day of deposit with an overnight express carrier when sent by overnight express service, such as Federal Express. Notices from Landlord to Tenant shall be given to Tenant at the address of the Premises. Notices or demands to Landlord shall be given to Landlord at 22010 Wilmington Avenue, Suite 400, Carson, California 90745.
Either party hereto may change the place to which notices are to be given by advising the other party in writing.

          26.7  Captions.  The headings or captions of Articles in this Lease
                --------
are for convenience and reference only, and they in no way define, limit or describe the scope or intent of this Lease or the provisions of such Articles.

          26.8  Pronouns and Singular/Plural.  Feminine or neuter pronouns shall
                ----------------------------
be substituted for those masculine form or vice versa, and the plural shall be substituted for the singular number of vice versa, in the place or places herein where the context may require such substitution or substitutions.

          26.9  Time of Essence.  Time is hereby declared to be of the essence
                ---------------
of this Lease and of each and every covenant, term, condition or provision hereof.

          26.10 Reasonable Consent.  Unless otherwise provided in this Lease,
                ------------------
whenever the consent or approval of Landlord or Tenant is required by the provisions of this Lease, such consent or approval shall not be unreasonably withheld or delayed.

          26.11 Fair Meaning. The language in all parts of this Lease shall be
                ------------
in all cases construed as a whole according to its fair meaning, and not strictly for nor against either Landlord or Tenant.

          26.12 Entire Agreement.  This Lease contains all of the agreements of
                ----------------
the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

          26.13 No Accord and Satisfaction.  No payment by Tenant or receipt by
                --------------------------
Landlord of a lesser amount than that stipulated herein for Minimum Rent, additional rent or any other charge shall be deemed to be other than on account of the earliest stipulated Minimum Rent, additional rent or other charge then due, nor shall any endorsement or statement on a check or letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to rights to recover the balance of such

Minimum Rent, additional rent, or other charges or pursue any other remedy in this Lease, at law or in equity.

          26.14  Choice of Law. This Lease shall be governed by and construed
                 -------------
pursuant to the laws of the State of California.

          26.15  Non-Discrimination.  Tenant herein covenants by and for itself,
                 ------------------
its heirs, executors, administrators and assigns, and all persons claiming under or through it; and this Lease is made and accepted upon and subject to the following conditions: That there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, national origin, or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises, nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of Tenant's lessees, sublessees or vendees on the Premises.

          26.16  Counterparts.  This Lease may be executed in several
                 ------------
counterparts, each of which shall constitute an original.

          26.17  Corporate Resolution.  If Tenant is a corporation, Tenant shall
                 --------------------
deliver to Landlord, contemporaneously with delivery of this Lease executed by Tenant, a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease and naming the representatives authorized to execute this Lease on behalf of Tenant.

          26.18  Reimbursements to Landlord.  If Tenant, or any third party on
                 --------------------------
behalf of Tenant or with whom Tenant is engaged or contemplates engaging in business, requests that Landlord review or approve any drawings, specifications or engineering calculations respecting any improvements Tenant intends to install in the Premises or execute any agreement or written instrument, and if Landlord refers such matter to any third party architect, engineer, surveyor or other professional who is not a direct employee of Landlord for review and advice to Landlord, then Tenant agrees to reimburse Landlord as additional rent for all professional fees and costs actually and reasonably incurred by Landlord. If Tenant requests that Landlord consent to an assumption and/or assignment of this Lease or a subletting of the Premises to a third party for which Landlord's written consent is required, Tenant agrees to reimburse Landlord, as additional rent, for all attorney's fees actually and reasonably incurred by Landlord in reviewing the proposed form of all legal documents submitted by Tenant and preparing necessary additional legal documents relating to such assignment or subletting.

          26.19  No Guard Service.  Tenant hereby acknowledges that the rent
                 ----------------
payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide any such service or measures. Tenant assumes all responsibility for the protection of Tenant, its agents and invitees from acts of third parties.

          26.20  Brokers.  Tenant represents and warrants to Landlord that
                 -------
Tenant has had no dealings with any real estate broker, finder or other person with respect to this Lease in any manner, excepting only the brokers specifically named in Item 1.11 of the Basic Lease Provisions. Tenant hereby indemnities and holds Landlord harmless from any liability or claim that may be asserted against Landlord by any broker, finder or person with whom Tenant has purportedly dealt whose name is not inserted in this paragraph.

          26.21 Brokerage Commission.  Tenant acknowledges its understanding
                --------------------
that Landlord has paid a real estate brokerage commission for securing Tenant's tenancy at the Premises for the term of this Lease. If Tenant defaults under this Lease and discontinues paying the rent specified herein. Tenant shall, within thirty (30) days of such event, reimburse Landlord for the unamortized portion of such brokerage commission pursuant to the following formula:

Total amount of                                      Number of months of
brokerage commission                   x             unexpired lease term.
- --------------------------------------------------------------------------
                      Number of months of lease term

          26.22 Limitation of Liability.  Tenant hereby agrees that, in the
                -----------------------
event of any actual or alleged failure, breach or default hereunder by Landlord, Tenant's sole and exclusive remedy shall be against and shall be satisfied from the Landlord's equity interest in the Premises. Tenant agrees that the obligations of Landlord under this Lease do not constitute personal obligations of the individual directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability with respect to this Lease.

          26.23  Parking. Tenant shall instruct and require that Tenant's
                 -------
employees, agents, visitors and business invitees park motor vehicles within the parking areas included on the Premises; and such employees, agents, visitors and invitees shall not park on the streets within the Watson industrial Center. If there is insufficient parking area included on the Premises for parking of such motor vehicles, Tenant shall use its best efforts to obtain off-street parking privileges on other properties in the vicinity of the Premises.

          26.24  Lease Reviewed.  Landlord and Tenant have carefully read and
                 --------------
reviewed this Lease and each term and provision contained herein, and each of them has referred this Lease to its own legal counsel for review and advice as to the legal consequences of this Lease. Landlord and Tenant acknowledge their informed and voluntary consent thereto. Landlord and Tenant further agree that, at the time this Lease is executed, the terms of this Lease are commercially reasonable and effectuate the intent and purpose of Landlord and Tenant with respect to the Premises.

          26.25  Financial Statements.  Throughout the Lease Term, Tenant shall,
                 --------------------
within ten (10) days following Landlord's request, provide Landlord with updated copies of any financial statements and other documents and instruments of Tenant as were provided to Landlord prior to the execution of this Lease. Landlord shall maintain such financial statements in confidence, except for disclosure to prospective purchasers of the Premises and prospective lenders whose loans would be secured in whole or in part by this Lease or the Premises. Throughout the Lease Term, Tenant will furnish to Landlord prompt notice of (i) any material obligation or material adverse development with respect to the business, financial condition or results of operations of Tenant; and (ii) any default under this Least or any event, the occurrence or nonoccurrence of which constitutes, or which with the giving of notice or the passage of time or both would constitute, a default under Lease.

          26.26  Lease Interest Rate.  As used in this Lease, the "Lease
                 -------------------
Interest Rate' shall be a rate equal to two percent (2%) per year in excess of the "Reference Rate" most recently announced by Bank of America, Los Angeles from time to time, provided however that if Bank of America ceases to announce such Reference Rate, then such rate shall be a rate comparable to such Reference Rate; and provided further, however, that in no event shall the Lease Interest Rate exceed (lie highest lawful rate of interest permissible by law.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

"LANDLORD"                      "TENANT"

Watson Land Company,            Suburban Ostomy Supply Company, Inc.
a California corporation        a Massachusetts corporation


By: /s/                            By: /s/
   ------------------------------     ------------------------------
   Its:                               Its:


                                   By:
                                      ------------------------------
                                      Its:

                                   EXHIBIT A

                               LEGAL DESCRIPTION
                               -----------------

PARCEL 7, IN THE CITY OF RANCHO CUCAMONGA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 10782 RECORDED AS DOCUMENT NO. 88-160040 ON MAY 20, 1988 IN BOOK 127, PAGES 29 THROUGH 31 OF PARCEL MAPS, OFFICIAL RECORDS OF SAID COUNTY,

                                   EXHIBIT B

                                 LEASE ADDENDUM
                                 --------------

          In accordance with the terms of that certain lease ("Lease") dated August 18, 1994, between Watson Land Company, as Landlord, and Suburban Ostomy Supply Company, Inc., as Tenant, the undersigned Landlord and Tenant hereby confirm and agree that the commencement date of the Lease Term is __________, 19__ and the expiration date of the Lease Term is __________, 19__.

Landlord:                       Tenant:

Watson Land Company,            Suburban Ostomy Supply Company, Inc.
a California corporation

By:                             By:
   -----------------------         --------------------------
   Its                             Its
      --------------------            -----------------------

                                   EXHIBIT C

                         HAZARDOUS MATERIAL CERTIFICATE
                             [Letterhead of Tenant)

                                __________, 19__

Watson Land Company
22010 South Wilmington Avenue
Carson, California 90745

          Re: Lease dated August 18, 1994, between Watson Land Company, a California corporation ("Landlord"), and Suburban Ostomy Supply Company, Inc., a Massachusetts corporation ("Tenant").

Gentlemen:

          The undersigned, Suburban Ostomy Supply Company, Inc., a Massachusetts corporation, as Tenant under the above-captioned Lease, hereby certifies to Watson Land Company that, as of the date hereof, there are no "Hazardous Materials" in or about the "Premises" (as those terms are defined in the Lease), except as follows [if none, so state]:

________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.

          Tenant hereby acknowledges its continuing obligation under Paragraph
9.8 of the Lease, notwithstanding the expiration or other termination of the Lease term, to indemnify, defend and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (as more fully set forth in said Paragraph 9.8) as a result of the presence of Hazardous Material brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees.

          The undersigned understands that Landlord will be relying upon the statements of Tenant contained herein in Landlord's continued maintenance and operation of the Premises.

                                 Suburban Ostomy Supply Company, Inc.,
                                 a Massachusetts corporation

                                 By:
                                    ------------------------------
                                    Its:
                                        --------------------------

                                 By:
                                    ------------------------------
                                    Its:
                                        --------------------------

                                   EXHIBIT D
                              ESTOPPEL CERTIFICATE

To:  ____________________
     ____________________
     ____________________
     ("Lender")

Re:  Lease Date:    August 18, 1994
     Tenant:        Suburban Ostomy Supply Company, Inc.
     Landlord:      Watson Land Company

     The undersigned hereby states, declares, represents, warrants and agrees, on behalf of itself and its successors and assigns, for the benefit of Lender and its successors and assigns, as follows:

     1. Suburban Ostomy Supply Company, Inc., a Massachusetts corporation, as "Tenant" and Watson Land Company, a California corporation, as "Landlord" entered into a written Lease dated August 18, 1994 (the "Lease"), pursuant to which Landlord leased to Tenant certain Premises located in the County of San Bernadino, State of California, commonly known as 8513 Rochester Avenue, Rancho Cucamonga, California ("Premises").

     2. The Lease is in full force and effect, has not been modified, changed, altered or amended in any respect (except as otherwise disclosed herein), and is the only Lease between Tenant and Landlord affecting the Premises. A true and complete copy of the Lease, together with all amendments, supplements, extensions and other modifications thereto, is attached thereto as Schedule E-1.

     3 .     Tenant is paying the full Lease rent, and no rent, security deposit, additional rent, or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date except $__________ (for __________) $__________ (for __________), and $__________ (for__________). The
monthly Minimum Rent, and the amount of any security deposit, additional rent and other charges Tenant has paid or is presently paying under the Lease are as follows: current monthly Minimum Rent $__________; security deposit $__________; additional monthly rent and other charges $__________ (for __________ __________), $__________ (for _________) and $__________ (for__________).

     4. The Commencement Date of the initial Lease Term is __________, 19__ and the Termination Date of the initial Lease Term is ____________________.

     5. Tenant has not assigned, subleased, encumbered or otherwise transferred the Lease, the leasehold estate created by the Lease, or any interest of the Tenant therein, except as follows:

________________________________________________________________________________
________________________________________________________________________________

     6. The date upon which, and the amount or method by which the monthly Minimum Rent, and if applicable, additional rent, the security deposit, and other charges payable under the Lease, will next be adjusted or increased (if at all), is as follows:

________________________________________________________________________________
________________________________________________________________________________

     7. There are no option(s) to extend the Lease Term, or if any such option(s) exist, the commencement and expiration dates thereof, and the terms and conditions upon which any such option(s) may be exercised, are as follows:

________________________________________________________________________________
________________________________________________________________________________

     8. There are no rights of first refusal in favor of Tenant to purchase the Premises or to lease additional space contiguous to the Premises, or if any such rights of first refusal exist, the time periods within which, and the terms and conditions upon which, the same may be exercised, are set forth as follows:

________________________________________________________________________________
________________________________________________________________________________

     9. To the best of the knowledge of the undersigned as of the date hereof, there are no uncured defaults of Landlord under the Lease, and Tenant has no right of offset, counterclaim or deduction against Minimum Rent or any other amount due under the Lease, or if any such defaults, offsets, counterclaims or deductions are claimed or alleged by Tenant, the nature and extent of the same, including the dollar amounts and current status thereof, are as follows:

________________________________________________________________________________
________________________________________________________________________________

     10. As of the date hereof, Landlord has fully performed each and all of Landlord's construction, repair and maintenance obligations (if any), as well as any work required of Landlord under the Lease, except (if applicable) for and Tenant, subject to any such stated exception(s), accepts the Premises in their present condition.

________________________________________________________________________________
________________________________________________________________________________

     13. To the best knowledge of the undersigned as of the date hereof, no condition or event has occurred or exists which would prevent the Lease ;rom becoming effective or would permit a cancellation or termination of the Lease by Landlord or by Tenant except as follows:

________________________________________________________________________________
________________________________________________________________________________

     14. Tenant agrees to deliver to Lender written notice of any default by the Landlord, concurrently with giving such notice to Landlord, and Tenant agrees to give such notice directly to Lender if Lender acquires Landlord's interest in the Lease.

     15. The person or persons signing this Statement of Lease on behalf of the Tenant have the power and authority to execute and deliver this Statement of Lease.

     16. This Statement of Lease is intended for use by Landlord in connection with the Landlord's dealings with any existing or potential institutional purchaser, lender or other party which may now or hereafter hold a security interest in the real property of which the Premises are a part, and it is also intended that this Statement of Lease may be relied upon by any such existing or potential purchaser, lender or other secured party, in connection with any such dealings with Landlord. Capitalized terms which are not otherwise defined in this Statement of Lease shall have the meanings ascribed to such terms in the Lease.

DATED:
      --------------------

                                    Suburban Ostomy Supply Company,
                                    Inc., a Massachusetts corporation

                                    By:
                                       ------------------------------
                                       Its:
                                           --------------------------

                                   EXHIBIT E

                            INITIAL IMPROVEMENT WORK
                            ------------------------

The Initial Improvement Work shall consist of the following items only:

1.   Blacken and cover all non-office windows.

2.   Seal warehouse area floor with acrylic sealer 42001

3.   Install four (4) evaporative coolers (Arvin Industries model
#ES213A/ED213B) in warehouse area. Proposed locations and mechanical specifications of such evaporative coolers shall be submitted to Landlord for review and approval no later than August 8, 1994.

4. Install roof or wall mounted fans in ventilation system. (Mechanical specifications be submitted to Landlord for review and approval no later than August 8, 1994).

                                   EXHIBIT F

                               INSURANCE SUMMARY
                               -----------------


Property-All Risk Excluding Earthquake & Flood:

                                                       Blanket coverage
                                                       $140,000,000* Deductible
                                                       $10,000

Earthquake Difference in Conditions:

                                                       Blanket coverage
                                                       $60,000,000* Deductible
                                                       5% of value of $100,000
                                                       minimum

Flood Difference in Conditions:

                                                       Blanket coverage
                                                       $60,000,000* Deductible
                                                       $50,000

The minimum required coverage for the Building consists of replacement value and one year's rent as follows:

          Replacement Value              $959,000**
          Rental Value                    $75,000**


*  Applies to all property insured under blanket policy.
** Subject to periodic adjustments.

                              LEASE RIDER NUMBER 1

     1.   Option to Extend Lease.  Tenant shall have the option, provided it is
          ----------------------
not then in default hereunder, to extend the term of the Lease for one single period of five (5) years (the "Extended Term"), upon the same terms and conditions as provided herein, except that: (a) Minimum Rent shall be adjusted as provided in Paragraph 2 below; and (b) no further Extended Term shall be available to Tenant following the expiration of the Extended Term. Tenant shall exercise such option by serving written notification ("Option Notice") upon Landlord not more than twelve (12) months and no less than six (6) months prior to the expiration of the Lease Term of Tenant's election to extend this Lease. The option to extend this Lease shall be exercisable by Tenant on the express conditions that at the time of exercise, and at all times prior to the commencement of the Extended Term, Tenant shall not be in default in any monetary or other material obligation under this Lease, and Tenant shall not have suffered any adverse change in its financial position which, in Landlord's reasonable judgment, impairs Tenant's ability to fulfill its obligations pursuant to this Lease. Wherever the context of this Lease so requires, the term "Lease Term" shall be deemed to include any Extended Term for which Tenant has exercised its option. The option to extend this Lease is personal to Tenant. If Tenant subleases any portion of the Premises or assigns or otherwise transfers any interest under this Lease prior to the exercise of any option, such option and any succeeding option shall terminate and be of no further force or effect.

     2.   Minimum Rent for Extended Term.  Minimum Rent for the Premises at the
          ------------------------------
commencement of any Extended Term shall be determined in accordance with the following procedure:

          (a) Promptly following receipt by Landlord of Tenant's Option Notice, Landlord and Tenant shall attempt to reach agreement on the initial Minimum Rent for the Extended Term in question which Minimum Rent shall be at the then current fair market value for the highest and best use of the Premises. If Landlord and Tenant are able to agree on the initial Minimum Rent for the Extended Term in question, Landlord and Tenant shall immediately execute an amendment to this Lease stating the initial Minimum Rent for such Extended Tenn. In no event, however, shall the initial Minimum Rent for such Extended Term be less than the full Minimum Rent for the last full month of the Lease Term (or preceding Extended Term, as the case may be).

          (b) If the parties are unable to agree on the initial Minimum Rent for the Extended Term in question within forty-five (45) days following Landlord's receipt of the Option Notice, then each party, at its cost and by giving notice to the other party, shall have twenty (20) days within which to appoint an MAI certified real estate appraiser with at least five (5) years' full-time commercial appraisal experience in the area in which the Premises are located, to appraise and set the initial Minimum Rent for such Extended Term in accordance with the then current fair market value for the highest and best use of the Premises. If a party does not appoint an appraiser within such twenty
(20) day period, the single appraiser appointed shall be the sole appraiser and shall set the initial Minimum Rent for such Extended Term. If two appraisers are appointed by the parties as stated in this Paragraph, they shall meet promptly and attempt to set the initial Minimum Rent for such Extended Term. If they are unable to agree within forty-five (45) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within twenty (20) days after the last day the two appraisers are given to set the initial Minimum Rent for such Extended Term. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten (10) days notice to the other party can apply to the presiding judge of the superior court of that county, for the selection of a third appraiser who meets the qualifications stated in this paragraph. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however, selected, shall be a person who has not previously acted in any capacity for either party.

          (c) Within twenty (20) days after the selection of the third appraiser, a majority of the appraisers shall set the initial Minimum Rent for the Extended Term in question. If a majority of the appraisers are unable to set the initial Minimum Rent within the stipulated period of time, the two closest appraisals shall be added together and their total divided by two; the resulting quotient shall be the initial Minimum Rent for the Premises during such Extended Term. In no event, however, shall the initial Minimum Rent for such Extended Term be less than the adjusted Minimum Rent for the immediately preceding period.

     3.   Minimum Rent Adjustments.  Minimum Rent payable under Paragraph 4.1 of
          ------------------------
the Lease shall be subject to adjustment on the first day of the thirty-seventh
(37th) month of the Lease Term (the "First Adjustment Date"), and, if Tenant exercises its option to extend the Lease Term pursuant to Paragraph 1, above, Minimum Rent shall also be subject to adjustment on the first day of the thirty-first (31st) month of the Extended Term (the "Second Adjustment Date"). Commencing on the First Adjustment Date, and continuing for each month of the remainder of the original Lease Term, Minimum Rent shall be in the amount of Seven Thousand Two Hundred Twenty Two Dollars ($7,222.00). Commencing on the Second Adjustment Date, and continuing for each month of the remainder of the Extended Term, Minimum Rent shall be increased by ten and 32/100% percent (10.32%) over the full Minimum Rent payable for each of the first thirty (30) months of the Extended Term.

     4.   Initial Improvement Work.  Landlord shall, on Tenant's behalf,
          ------------------------
complete the improvements described in the attached Exhibit E (the "Initial Improvement Work"). The Initial Improvement Work shall include only those items specified in the attached Exhibit E.

     5.   Improvement Allowance.  Landlord agrees to provide Tenant with an
          ---------------------
allowance (the "Tenant Improvement Allowance") to be applied against the costs of performing the Initial Improvement Work in the amount of Eleven Thousand Five Hundred Dollars ($1 1,500). To the extent the cost of performing such designated elements of the Initial Improvement Work is more than Eleven Thousand Five Hundred Dollars ($11,500), Tenant shall pay the excess amount (up to a maximum excess amount of Ten Thousand Dollars) to Landlord prior to the commencement of the Initial Improvement Work. Any cost of such work in excess of Twenty-

One Thousand Five Hundred Dollars ($21,500) shall be paid by Landlord, so long as Landlord has previously approved all plans and specifications for the Initial Improvement Work, and Tenant shall not be responsible for any costs of such Initial Improvement Work in excess of the Ten Thousand Dollar amount noted above. Tenant shall not be required to pay any architectural fees or other "soft costs" relating to the Initial Improvement Work.